UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-08673
BNY Mellon Investment Portfolios
(Exact name of registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, New York 10286
(Address of Principal Executive Officer) (Zip Code)

Deirdre Cunnane, Esq.
240 Greenwich Street
New York, New York 10286
(Name and Address of Agent for Service)
Registrant's telephone number, including area code:
(212) 922-6400
Date of fiscal year end:
12/31
Date of reporting period:
12/31/24
ITEM 1 - Reports to Stockholders
BNY Mellon Investment Portfolios, Midcap Stock Portfolio
ANNUAL
SHAREHOLDER
REPORT
December 31, 2024
Initial Shares
This annual shareholder report contains important information about BNY Mellon Investment Portfolios, MidCap Stock Portfolio (the “Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bny.com/investments/us/en/intermediary/products/variable-products.html#funds-table-tabs1. You can also request this information by calling 1-800-373-9387 (inside the U.S. only) or by sending an e-mail request to info@bny.com.
What were the Fund’s costs for the last year ?
(based on a hypothetical $10,000 investment)
Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Shares*	$86	0.81%
*
During the period, fees were waived and/or expenses reimbursed pursuant to an agreement with the Fund’s investment adviser, BNY Mellon Investment Adviser, Inc. If this agreement is not extended in the future, expenses could be higher.

How did the Fund perform last year ?
  For the 12-month period ended December 31, 2024, the Fund’s Initial Shares returned 12.61%.
  In comparison, the S&P MidCap 400® Index (the “Index”) returned 13.93% for the same period.
What affected the Fund’s performance?
  U.S. stocks rose as investors rewarded high-growth-oriented companies, including companies with exposure to artificial intelligence investment themes. Index performance was stronger in utilities and weaker in materials.
  Stock selection in the consumer staples, industrials and financials sectors contributed to the Fund’s performance relative to the Index.
  Stock selection in the information technology and real estate sectors detracted most from relative performance.
Not FDIC Insured. Not Bank-Guaranteed. May Lose Value

How did the Fund perform over the past 10 years?
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Cumulative Performance from January 1 , 2014 through December 31, 2024
Initial Investment of $10,000
The above graph compares a hypothetical $10,000 investment in the Fund’s Initial Shares to a hypothetical investment of $10,000 made in each of the S&P 1500® Index (a broad-based index) and S&P MidCap 400® Index on 12/31/2014. The performance shown takes into account applicable fees and expenses of the Fund, including management fees and other expenses. The Fund’s performance also assumes the reinvestment of dividends and capital gains. Unlike the Fund, the indexes are not subject to charges, fees and other expenses. Investors cannot invest directly in any index.
AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/24 )
Share Class	1YR	5YR	10YR
Initial Shares	12.61%	9.27%	7.49%
S&P 1500® Index (broad-based index)*	23.95%	14.13%	12.79%
S&P MidCap 400® Index	13.93%	10.34%	9.68%
*
In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective as of December 31, 2024.

The performance data quoted represent past performance, which is no guarantee of future results. For more current information visit www.bny.com/investments/us/en/intermediary/products/variable-products.html#funds-table-tabs1 .
KEY FUND STATISTICS (AS OF 12/31/24 )
Fund Size (Millions)	Number of Holdings	Total Advisory Fee Paid During Period	Annual Portfolio Turnover
$158	265	$1,063,842	59.03%
Not FDIC Insured. Not Bank-Guaranteed. May Lose Value

Portfolio Holdings (as of 12/31/24 )
Top Ten Holdings (Based on Net Assets) *
* Excludes money market funds or other short-term securities held for the investment of cash and cash collateral for securities loaned, if any.
Sector Allocation (Based on Net Assets)

Industrials
19.8%
Financials
16.5%
Consumer Discretionary
13.3%
Health Care
9.9%
Information Technology
8.9%
Real Estate
7.7%
Materials
6.2%
Consumer Staples
5.9%
Energy
4.8%
Utilities
4.6%
Communication Services
1.9%
Net Other Assets and Liabilities
0.5%

Not FDIC Insured. Not Bank-Guaranteed. May Lose Value

For additional information about the Fund, including its prospectus, financial information , portfolio holdings and proxy voting information , please visit www.bny.com/investments/us/en/intermediary/products/variable-products.html#funds-table-tabs1 .
© 2025 BNY Mellon Securities Corporation, Distributor,
240 Greenwich Street, 9th Floor, New York, NY 10286
Code-0174AR1224

BNY Mellon Investment Portfolios, Midcap Stock Portfolio
ANNUAL
SHAREHOLDER
REPORT
December 31, 2024
Service Shares
This annual shareholder report contains important information about BNY Mellon Investment Portfolios, MidCap Stock Portfolio (the “Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bny.com/investments/us/en/intermediary/products/variable-products.html#funds-table-tabs1. You can also request this information by calling 1-800-373-9387 (inside the U.S. only) or by sending an e-mail request to info@bny.com.
What were the Fund’s costs for the last year ?
(based on a hypothetical $10,000 investment)
Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Shares*	$113	1.06%
*
During the period, fees were waived and/or expenses reimbursed pursuant to an agreement with the Fund’s investment adviser, BNY Mellon Investment Adviser, Inc. If this agreement is not extended in the future, expenses could be higher.

How did the Fund perform last year ?
  For the 12-month period ended December 31, 2024, the Fund’s Service Shares returned 12.33%.
  In comparison, the S&P MidCap 400® Index (the “Index”) returned 13.93% for the same period.
What affected the Fund’s performance?
  U.S. stocks rose as investors rewarded high-growth-oriented companies, including companies with exposure to artificial intelligence investment themes. Index performance was stronger in utilities and weaker in materials.
  Stock selection in the consumer staples, industrials and financials sectors contributed to the Fund’s performance relative to the Index.
  Stock selection in the information technology and real estate sectors detracted most from relative performance.
Not FDIC Insured. Not Bank-Guaranteed. May Lose Value

How did the Fund perform over the past 10 years?
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Cumulative Performance from January 1 , 2014 through December 31, 2024
Initial Investment of $10,000
The above graph compares a hypothetical $10,000 investment in the Fund’s Service Shares to a hypothetical investment of $10,000 made in each of the S&P 1500® Index (a broad-based index) and S&P MidCap 400® Index on 12/31/2014. The performance shown takes into account applicable fees and expenses of the Fund, including management fees, 12b-1 fees and other expenses. The Fund’s performance also assumes the reinvestment of dividends and capital gains. Unlike the Fund, the indexes are not subject to charges, fees and other expenses. Investors cannot invest directly in any index.
AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/24 )
Share Class	1YR	5YR	10YR
Service Shares	12.33%	9.00%	7.22%
S&P 1500® Index (broad-based index)*	23.95%	14.13%	12.79%
S&P MidCap 400® Index	13.93%	10.34%	9.68%
*
In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective as of December 31, 2024.

The performance data quoted represent past performance, which is no guarantee of future results. For more current information visit www.bny.com/investments/us/en/intermediary/products/variable-products.html#funds-table-tabs1 .
KEY FUND STATISTICS (AS OF 12/31/24 )
Fund Size (Millions)	Number of Holdings	Total Advisory Fee Paid During Period	Annual Portfolio Turnover
$158	265	$1,063,842	59.03%
Not FDIC Insured. Not Bank-Guaranteed. May Lose Value

Portfolio Holdings (as of 12/31/24 )
Top Ten Holdings (Based on Net Assets) *
* Excludes money market funds or other short-term securities held for the investment of cash and cash collateral for securities loaned, if any.
Sector Allocation (Based on Net Assets)
Not FDIC Insured. Not Bank-Guaranteed. May Lose Value

For additional information about the Fund, including its prospectus, financial information , portfolio holdings and proxy voting information , please visit www.bny.com/investments/us/en/intermediary/products/variable-products.html#funds-table-tabs1 .
© 2025 BNY Mellon Securities Corporation, Distributor,
240 Greenwich Street, 9th Floor, New York, NY 10286
Code-0421AR1224

BNY Mellon Investment Portfolios, Small Cap Stock Index Portfolio
ANNUAL
SHAREHOLDER
REPORT
December 31, 2024
Service Shares
This annual shareholder report contains important information about BNY Mellon Investment Portfolios, Small Cap Stock Index Portfolio (the “Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bny.com/investments/us/en/intermediary/products/variable-products.html#funds-table-tabs1. You can also request this information by calling 1-800-373-9387 (inside the U.S. only) or by sending an e-mail request to info@bny.com.
What were the Fund’s costs for the last year ?
(based on a hypothetical $10,000 investment)
Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Shares*	$63	0.61%
*	During the period, fees were waived and/or expenses reimbursed pursuant to an agreement with the Fund’s investment adviser, BNY Mellon Investment Adviser, Inc.
How did the Fund perform last year ?
  For the 12-month period ended December 31, 2024, the Fund’s Service Shares returned 7.96%.
  In comparison, the S&P SmallCap 600® Index (the “Index”) returned 8.70% for the same period.
What affected the Fund’s performance?
  Small-cap equities posted positive returns amid resilient economic growth, moderating inflation, and rising corporate profits, but trailed larger-cap markets.
  Growth-oriented stocks outperformed value-oriented shares due to the improving economic outlook, rising corporate profits, and the prospect of lower interest rates.
  The best-performing small-cap sector was financials, which stood to benefit from the reduction in regulatory oversight promised by the incoming presidential administration, followed by industrials and communication services.
  Only two sectors posted negative returns, with energy stocks hurt by volatile prices and information technology small caps lacking the resources to compete in the development of artificial intelligence.
  The difference in returns between the Fund and the Index resulted primarily from transaction costs and operating expenses that are not reflected in index results.
Not FDIC Insured. Not Bank-Guaranteed. May Lose Value

How did the Fund perform over the past 10 years?
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Cumulative Performance from January 1 , 2014 through December 31, 2024
Initial Investment of $10,000
The above graph compares a hypothetical $10,000 investment in the Fund’s Service Shares to a hypothetical investment of $10,000 made in each of the S&P 1500® Index (a broad-based index) and S&P SmallCap 600® Index on 12/31/2014. The performance shown takes into account applicable fees and expenses of the Fund, including management fees, 12b-1 fees and other expenses. The Fund’s performance also assumes the reinvestment of dividends and capital gains. Unlike the Fund, the indexes are not subject to charges, fees and other expenses. Investors cannot invest directly in any index.
AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/24 )
Share Class	1YR	5YR	10YR
Small Cap Stock Index Portfolio	7.96%	7.70%	8.33%
S&P 1500® Index (broad-based index)*	23.95%	14.13%	12.79%
S&P SmallCap 600® Index	8.70%	8.36%	8.96%
*
In accordance with regulatory changes requiring the Fund to compare its performance with a broad-based securities market index that represents the overall applicable market, the Fund added the indicated benchmark effective December 31, 2024.

The performance data quoted represent past performance, which is no guarantee of future results. For more current information visit www.bny.com/investments/us/en/intermediary/products/variable-products.html#funds-table-tabs1 .
KEY FUND STATISTICS (AS OF 12/31/24 )
Fund Size (Millions)	Number of Holdings	Total Advisory Fee Paid During Period	Annual Portfolio Turnover
$582	609	$1,994,261	77.24%
Not FDIC Insured. Not Bank-Guaranteed. May Lose Value

Portfolio Holdings (as of 12/31/24 )
Top Ten Holdings (Based on Net Assets) *
* Excludes money market funds or other short-term securities held for the investment of cash and cash collateral for securities loaned, if any.
Sector Allocation (Based on Net Assets)

Financials
18.7%
Industrials
17.5%
Consumer Discretionary
14.5%
Information Technology
12.0%
Health Care
11.1%
Real Estate
7.5%
Energy
4.7%
Materials
4.4%
Communication Services
3.4%
Consumer Staples
3.0%
Investment Companies
2.3%
Utilities
2.2%
Net Other Assets and Liabilities
-1.3%

Not FDIC Insured. Not Bank-Guaranteed. May Lose Value

For additional information about the Fund, including its prospectus, financial information , portfolio holdings and proxy voting information , please visit www.bny.com/investments/us/en/intermediary/products/variable-products.html#funds-table-tabs1 .
© 2025 BNY Mellon Securities Corporation, Distributor,
240 Greenwich Street, 9th Floor, New York, NY 10286
Code-0410AR1224

BNY Mellon Investment Portfolios, Technology Growth Portfolio
ANNUAL
SHAREHOLDER
REPORT
December 31, 2024
Initial Shares
This annual shareholder report contains important information about BNY Mellon Investment Portfolios, Technology Growth Portfolio (the “Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bny.com/investments/us/en/intermediary/products/variable-products.html#funds-table-tabs1. You can also request this information by calling 1-800-373-9387 (inside the U.S. only) or by sending an e-mail request to info@bny.com.
What were the Fund’s costs for the last year ?
(based on a hypothetical $10,000 investment)
Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Shares	$87	0.77%
How did the Fund perform last year ?
  For the 12-month period ended December 31, 2024, the Fund’s Initial Shares returned 25.74%.
  In comparison, the NYSE® Technology Index returned 23.84% for the same period.
What affected the Fund’s performance?
  Strong market returns in 2024 were driven by the AI theme, especially by key enablers like the Magnificent 7, which remain at the forefront of investing in the new technology.
  The Fund benefited from stock selection, especially in the semiconductor industry and the consumer discretionary sector. Overweights in communication services and industrials also contributed.
  Fund performance was hindered by two real estate-related positions, which were hurt by higher interest rates. Rates rose on the prospect that growth-oriented policies from President Trump could reignite inflation.
  Underweights in an EV company and an auto components firm also detracted, as did positions in IT services.
Not FDIC Insured. Not Bank-Guaranteed. May Lose Value

How did the Fund perform over the past 10 years?
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Cumulative Performance from January 1 , 2014 through December 31, 2024
Initial Investment of $10,000
The above graph compares a hypothetical $10,000 investment in the Fund’s Initial Shares to a hypothetical investment of $10,000 made in each of the S&P 500® Index (a broad-based index) and NYSE® Technology Index on 12/31/2014. The performance shown takes into account applicable fees and expenses of the Fund, including management fees and other expenses. The Fund’s performance also assumes the reinvestment of dividends and capital gains. Unlike the Fund, the indexes are not subject to charges, fees and other expenses. Investors cannot invest directly in any index.
AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/24 )
Share Class	1YR	5YR	10YR
Initial Shares	25.74%	15.58%	15.08%
S&P 500® Index (broad-based index)*	25.02%	14.52%	13.10%
NYSE® Technology Index	23.84%	20.83%	19.15%
*
In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective as of December 31, 2024.

The performance data quoted represent past performance, which is no guarantee of future results. For more current information visit www.bny.com/investments/us/en/intermediary/products/variable-products.html#funds-table-tabs1 .
KEY FUND STATISTICS (AS OF 12/31/24 )
Fund Size (Millions)	Number of Holdings	Total Advisory Fee Paid During Period	Annual Portfolio Turnover
$1,234	43	$8,650,478	34.96%
Not FDIC Insured. Not Bank-Guaranteed. May Lose Value

Portfolio Holdings (as of 12/31/24 )
Top Ten Holdings (Based on Net Assets) *
* Excludes money market funds or other short-term securities held for the investment of cash and cash collateral for securities loaned, if any.
Sector Allocation (Based on Net Assets)

Information Technology
67.5%
Communication Services
17.1%
Consumer Discretionary
7.4%
Investment Companies
4.2%
Industrials
2.5%
Real Estate
1.8%
Health Care
0.5%
Net Other Assets and Liabilities
-1.0%

Not FDIC Insured. Not Bank-Guaranteed. May Lose Value

For additional information about the Fund, including its prospectus, financial information , portfolio holdings and proxy voting information , please visit www.bny.com/investments/us/en/intermediary/products/variable-products.html#funds-table-tabs1 .
© 2025 BNY Mellon Securities Corporation, Distributor,
240 Greenwich Street, 9th Floor, New York, NY 10286
Code-0175AR1224

BNY Mellon Investment Portfolios, Technology Growth Portfolio
ANNUAL
SHAREHOLDER
REPORT
December 31, 2024
Service Shares
This annual shareholder report contains important information about BNY Mellon Investment Portfolios, Technology Growth Portfolio (the “Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.bny.com/investments/us/en/intermediary/products/variable-products.html#funds-table-tabs1. You can also request this information by calling 1-800-373-9387 (inside the U.S. only) or by sending an e-mail request to info@bny.com.
What were the Fund’s costs for the last year ?
(based on a hypothetical $10,000 investment)
Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Shares	$115	1.02%
How did the Fund perform last year ?
  For the 12-month period ended December 31, 2024, the Fund’s Service Shares returned 25.39%.
  In comparison, the NYSE® Technology Index returned 23.84% for the same period.
What affected the Fund’s performance?
  Strong market returns in 2024 were driven by the AI theme, especially by key enablers like the Magnificent 7, which remain at the forefront of investing in the new technology.
  The Fund benefited from stock selection, especially in the semiconductor industry and the consumer discretionary sector. Overweights in communication services and industrials also contributed.
  Fund performance was hindered by two real estate-related positions, which were hurt by higher interest rates. Rates rose on the prospect that growth-oriented policies from President Trump could reignite inflation.
  Underweights in an EV company and an auto components firm also detracted, as did positions in IT services.
Not FDIC Insured. Not Bank-Guaranteed. May Lose Value

How did the Fund perform over the past 10 years?
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Cumulative Performance from January 1 , 2014 through December 31, 2024
Initial Investment of $10,000
The above graph compares a hypothetical $10,000 investment in the Fund’s Service Shares to a hypothetical investment of $10,000 made in each of the S&P 500® Index (a broad-based index) and NYSE® Technology Index on 12/31/2014. The performance shown takes into account applicable fees and expenses of the Fund, including management fees, 12b-1 fees and other expenses. The Fund’s performance also assumes the reinvestment of dividends and capital gains. Unlike the Fund, the indexes are not subject to charges, fees and other expenses. Investors cannot invest directly in any index.
AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/24 )
Share Class	1YR	5YR	10YR
Service Shares	25.39%	15.29%	14.79%
S&P 500® Index (broad-based index)*	25.02%	14.52%	13.10%
NYSE® Technology Index	23.84%	20.83%	19.15%
*
In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective as of December 31, 2024.

The performance data quoted represent past performance, which is no guarantee of future results. For more current information visit www.bny.com/investments/us/en/intermediary/products/variable-products.html#funds-table-tabs1 .
KEY FUND STATISTICS (AS OF 12/31/24 )
Fund Size (Millions)	Number of Holdings	Total Advisory Fee Paid During Period	Annual Portfolio Turnover
$1,234	43	$8,650,478	34.96%
Not FDIC Insured. Not Bank-Guaranteed. May Lose Value

Portfolio Holdings (as of 12/31/24 )
Top Ten Holdings (Based on Net Assets) *
* Excludes money market funds or other short-term securities held for the investment of cash and cash collateral for securities loaned, if any.
Sector Allocation (Based on Net Assets)
Not FDIC Insured. Not Bank-Guaranteed. May Lose Value

For additional information about the Fund, including its prospectus, financial information , portfolio holdings and proxy voting information , please visit www.bny.com/investments/us/en/intermediary/products/variable-products.html#funds-table-tabs1 .
© 2025 BNY Mellon Securities Corporation, Distributor,
240 Greenwich Street, 9th Floor, New York, NY 10286
Code-0422AR1224

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that J. Charles Cardona, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). J. Charles Cardona is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $108,783 in 2023 and $110,958 in 2024.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $22,009 in 2023 and $21,996 in 2024. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2023 and $0 in 2024.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $14,289 in 2023 and $14,289 in 2024. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $11,211 in 2023 and $9,582 in 2024.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item,

were $101 in 2023 and $122 in 2024. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2023 and $0 in 2024.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,865,667 in 2023 and $1,429,804 in 2024.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

Not applicable.

BNY Mellon Investment Portfolios, MidCap Stock Portfolio
ANNUAL FINANCIALS AND OTHER INFORMATION
December 31, 2024

Initial Shares
Service Shares

IMPORTANT NOTICE – CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS
The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments which have resulted in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Reports are now streamlined to highlight key information. Certain information previously included in Reports, including financial statements, no longer appear in the Reports but will be available online within the Semi-Annual and Annual Financials and Other Information, delivered free of charge to shareholders upon request, and filed with the SEC.

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon
Family of Funds.
Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
The Fund
Please note the Annual Financials and Other Information only contains Items 7-11 required in Form N-CSR. All other required items will be filed with the SEC.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.
MidCap Stock Portfolio
Statement of Investments
December 31, 2024

Description	Shares	Value ($)
Common Stocks — 99.5%
Automobiles & Components — 1.5%
Adient PLC (a)	25,359	436,935
Autoliv, Inc.	7,253	680,259
Fox Factory Holding Corp. (a)	985	29,816
Harley-Davidson, Inc.	14,700	442,911
Lear Corp.	5,439	515,073
Visteon Corp. (a)	3,476	308,391
		2,413,385
Banks — 6.3%
Bank OZK	21,502	957,484
Columbia Banking System, Inc.	33,520	905,375
Commerce Bancshares, Inc.	9,952	620,109
East West Bancorp, Inc.	8,669	830,143
First Financial Bankshares, Inc. (b)	19,516	703,552
First Horizon Corp.	102,000	2,054,280
Flagstar Financial, Inc. (b)	11,512	107,407
Hancock Whitney Corp.	11,167	611,058
International Bancshares Corp.	2,241	141,542
UMB Financial Corp.	4,864	548,951
Wintrust Financial Corp.	10,074	1,256,329
Zions Bancorp NA	22,230	1,205,977
		9,942,207
Capital Goods — 17.0%
Acuity Brands, Inc.	4,283	1,251,193
Advanced Drainage Systems, Inc.	2,621	302,988
Allison Transmission Holdings, Inc.	2,400	259,344
Applied Industrial Technologies, Inc.	5,006	1,198,787
Armstrong World Industries, Inc.	9,534	1,347,440
Axon Enterprise, Inc. (a)	2,158	1,282,543
BWX Technologies, Inc.	5,307	591,147
Carlisle Cos., Inc.	3,453	1,273,605
Comfort Systems USA, Inc.	1,615	684,857
Core & Main, Inc., Cl. A (a)	7,084	360,646
Donaldson Co., Inc.	16,521	1,112,689
EMCOR Group, Inc.	7,658	3,475,966
EnerSys	6,499	600,703
Esab Corp.	7,107	852,414
Flowserve Corp.	12,600	724,752
Fluor Corp. (a)	19,773	975,204
Fortune Brands Innovations, Inc.	13,603	929,493
Gates Industrial Corp. PLC (a)	18,700	384,659
Generac Holdings, Inc. (a)	1,066	165,283
Graco, Inc.	13,630	1,148,873
ITT, Inc.	12,898	1,842,866
Kennametal, Inc.	1,959	47,055
Lennox International, Inc. (b)	460	280,278
Lincoln Electric Holdings, Inc.	7,637	1,431,708
MasTec, Inc. (a)	1,886	256,760
MSC Industrial Direct Co., Inc., Cl. A (b)	7,495	559,802
3

Statement of Investments (continued)
Description	Shares	Value ($)
Common Stocks — 99.5% (continued)
Capital Goods — 17.0% (continued)
NEXTracker, Inc., Cl. A (a)	7,132	260,532
Owens Corning	2,176	370,616
Sunrun, Inc. (a)	10,142	93,813
Trex Co., Inc. (a),(b)	4,181	288,614
UFP Industries, Inc.	1,535	172,918
Valmont Industries, Inc.	1,800	552,006
Watts Water Technologies, Inc., Cl. A	7,035	1,430,215
WESCO International, Inc.	1,954	353,596
		26,863,365
Commercial & Professional Services — 2.0%
Booz Allen Hamilton Holding Corp.	1,900	244,530
ExlService Holdings, Inc. (a)	6,965	309,107
Exponent, Inc.	7,573	674,754
Genpact Ltd.	11,103	476,874
Insperity, Inc.	4,466	346,159
KBR, Inc.	15,800	915,294
MSA Safety, Inc.	396	65,645
The Brink’s Company	2,201	204,187
		3,236,550
Consumer Discretionary Distribution & Retail — 3.7%
Abercrombie & Fitch Co., Cl. A (a)	2,415	360,970
AutoNation, Inc. (a)	326	55,368
Bath & Body Works, Inc.	2,945	114,178
Burlington Stores, Inc. (a)	2,580	735,455
Chewy, Inc., Cl. A (a)	9,100	304,759
Dick’s Sporting Goods, Inc.	2,021	462,486
Etsy, Inc. (a)	4,178	220,974
Murphy USA, Inc.	1,251	627,689
The Gap, Inc. (b)	46,611	1,101,418
Williams-Sonoma, Inc. (b)	9,719	1,799,764
		5,783,061
Consumer Durables & Apparel — 4.2%
Carter’s, Inc. (b)	12,020	651,364
Columbia Sportswear Co. (b)	5,214	437,611
Crocs, Inc. (a),(b)	4,868	533,192
Deckers Outdoor Corp. (a)	4,385	890,550
KB Home	3,616	237,643
Lennar Corp., Cl. A	1,355	184,781
Mattel, Inc. (a)	19,582	347,189
PVH Corp.	2,206	233,284
Ralph Lauren Corp.	921	212,733
Tempur Sealy International, Inc.	14,016	794,567
Toll Brothers, Inc.	3,944	496,747
TopBuild Corp. (a)	3,780	1,176,865
YETI Holdings, Inc. (a)	10,125	389,914
		6,586,440
Consumer Services — 3.9%
ADT, Inc.	69,100	477,481
Aramark	2,824	105,363
4

Description	Shares	Value ($)
Common Stocks — 99.5% (continued)
Consumer Services — 3.9% (continued)
Boyd Gaming Corp.	13,177	955,860
Duolingo, Inc. (a)	2,373	769,398
Expedia Group, Inc. (a)	823	153,350
Graham Holdings Co., Cl. B	591	515,305
Grand Canyon Education, Inc. (a)	7,263	1,189,679
H&R Block, Inc. (b)	10,960	579,126
Travel + Leisure Co.	8,143	410,814
Vail Resorts, Inc. (b)	1,639	307,231
Wingstop, Inc.	2,430	690,606
		6,154,213
Consumer Staples Distribution & Retail — 3.2%
Casey’s General Stores, Inc.	2,349	930,745
Performance Food Group Co. (a)	6,287	531,566
Sprouts Farmers Market, Inc. (a)	13,617	1,730,312
US Foods Holding Corp. (a)	27,383	1,847,257
		5,039,880
Energy — 4.8%
Antero Midstream Corp.	33,313	502,693
ChampionX Corp.	35,958	977,698
CNX Resources Corp. (a),(b)	36,851	1,351,326
Diamondback Energy, Inc.	3,591	588,314
Halliburton Co.	16,380	445,372
HF Sinclair Corp.	8,064	282,643
Matador Resources Co.	9,874	555,511
Murphy Oil Corp.	47,575	1,439,620
Ovintiv, Inc.	16,300	660,150
Range Resources Corp. (b)	8,527	306,801
Vitesse Energy, Inc.	1,635	40,875
Weatherford International PLC	5,704	408,578
		7,559,581
Equity Real Estate Investment Trusts — 7.3%
Brixmor Property Group, Inc. (c)	29,698	826,792
Camden Property Trust (c)	1,823	211,541
COPT Defense Properties (c)	17,320	536,054
Cousins Properties, Inc. (c)	40,104	1,228,787
CubeSmart (c)	9,597	411,232
EastGroup Properties, Inc. (c)	6,131	983,964
Equity LifeStyle Properties, Inc. (c)	7,729	514,752
First Industrial Realty Trust, Inc. (c)	18,648	934,824
Gaming & Leisure Properties, Inc. (b),(c)	13,305	640,769
Highwoods Properties, Inc. (c)	3,912	119,629
Kilroy Realty Corp. (c)	26,267	1,062,500
Lamar Advertising Co., Cl. A (c)	7,958	968,807
National Storage Affiliates Trust (b),(c)	1,752	66,418
NNN REIT, Inc. (c)	34,345	1,402,993
Park Hotels & Resorts, Inc. (b),(c)	11,041	155,347
Rayonier, Inc. (c)	4,223	110,220
5

Statement of Investments (continued)
Description	Shares	Value ($)
Common Stocks — 99.5% (continued)
Equity Real Estate Investment Trusts — 7.3% (continued)
STAG Industrial, Inc. (c)	21,184	716,443
Vornado Realty Trust (b),(c)	15,680	659,187
		11,550,259
Financial Services — 4.9%
Ally Financial, Inc.	17,689	636,981
Equitable Holdings, Inc.	10,341	487,785
Essent Group Ltd.	10,847	590,511
Euronet Worldwide, Inc. (a)	10,540	1,083,934
Federated Hermes, Inc.	18,840	774,512
FirstCash Holdings, Inc.	1,566	162,238
Janus Henderson Group PLC	15,670	666,445
MGIC Investment Corp.	21,145	501,348
SEI Investments Co.	17,553	1,447,771
SLM Corp.	8,137	224,418
Synchrony Financial	5,100	331,500
T. Rowe Price Group, Inc.	627	70,907
The Western Union Company (b)	37,726	399,896
WEX, Inc. (a)	1,781	312,245
		7,690,491
Food, Beverage & Tobacco — 1.9%
Celsius Holdings, Inc. (a),(b)	21,400	563,676
Coca-Cola Consolidated, Inc.	554	698,035
Flowers Foods, Inc.	18,960	391,714
Ingredion, Inc.	2,688	369,761
Lancaster Colony Corp.	2,005	347,146
Post Holdings, Inc. (a)	270	30,904
The Boston Beer Company, Inc., Cl. A (a)	2,081	624,258
		3,025,494
Health Care Equipment & Services — 4.7%
Amedisys, Inc. (a)	1,720	156,159
Chemed Corp.	2,308	1,222,778
Dentsply Sirona, Inc.	14,487	274,963
DexCom, Inc. (a)	2,078	161,606
Doximity, Inc., Cl. A (a)	15,075	804,854
Encompass Health Corp.	2,790	257,657
Envista Holdings Corp. (a),(b)	4,708	90,817
Haemonetics Corp. (a)	1,573	122,820
HealthEquity, Inc. (a)	5,817	558,141
IDEXX Laboratories, Inc. (a)	155	64,083
Lantheus Holdings, Inc. (a),(b)	2,359	211,036
LivaNova PLC (a)	6,038	279,620
Masimo Corp. (a)	1,553	256,711
Omnicell, Inc. (a)	2,674	119,047
Option Care Health, Inc. (a)	22,516	522,371
Penumbra, Inc. (a)	4,177	991,954
Progyny, Inc. (a)	10,595	182,764
ResMed, Inc.	641	146,590
STAAR Surgical Co. (a),(b)	1,328	32,257
6

Description	Shares	Value ($)
Common Stocks — 99.5% (continued)
Health Care Equipment & Services — 4.7% (continued)
Teladoc Health, Inc. (a)	18,747	170,410
Tenet Healthcare Corp. (a)	6,468	816,456
		7,443,094
Household & Personal Products — .8%
BellRing Brands, Inc. (a)	12,206	919,600
e.l.f Beauty, Inc. (a),(b)	1,658	208,162
Energizer Holdings, Inc.	1,904	66,431
		1,194,193
Insurance — 5.4%
CNO Financial Group, Inc.	23,015	856,388
Fidelity National Financial, Inc.	11,880	666,943
Kinsale Capital Group, Inc.	1,688	785,139
Loews Corp.	5,048	427,515
Primerica, Inc.	4,779	1,297,116
Reinsurance Group of America, Inc.	2,204	470,841
RenaissanceRe Holdings Ltd.	9,564	2,379,619
Ryan Specialty Holdings, Inc.	5,114	328,114
Unum Group	18,319	1,337,837
		8,549,512
Materials — 6.2%
Ashland, Inc.	7,416	529,947
Avient Corp.	1,965	80,290
Axalta Coating Systems Ltd. (a)	17,323	592,793
Cabot Corp.	10,781	984,413
Cleveland-Cliffs, Inc. (a),(b)	67,421	633,757
Commercial Metals Co.	13,801	684,530
Crown Holdings, Inc.	6,681	552,452
Eagle Materials, Inc.	8,048	1,985,925
Greif, Inc., Cl. A	5,170	315,990
Knife River Corp. (a)	2,110	214,460
Louisiana-Pacific Corp.	1,979	204,926
NewMarket Corp.	1,239	654,626
Olin Corp.	5,064	171,163
Reliance, Inc.	2,704	728,079
RPM International, Inc.	9,203	1,132,521
Sonoco Products Co.	3,040	148,504
The Scotts Miracle-Gro Company	3,329	220,846
		9,835,222
Media & Entertainment — 1.6%
Match Group, Inc. (a),(b)	7,913	258,834
Nexstar Media Group, Inc. (b)	2,138	337,740
Pinterest, Inc., Cl. A (a)	28,799	835,171
Roku, Inc. (a)	472	35,089
TEGNA, Inc. (b)	10,726	196,179
The New York Times Company, Cl. A	14,627	761,335
ZoomInfo Technologies, Inc. (a)	15,681	164,807
		2,589,155
Pharmaceuticals, Biotechnology & Life Sciences — 5.2%
Agilent Technologies, Inc.	2,966	398,454
7

Statement of Investments (continued)
Description	Shares	Value ($)
Common Stocks — 99.5% (continued)
Pharmaceuticals, Biotechnology & Life Sciences — 5.2% (continued)
Avantor, Inc. (a),(b)	16,891	355,893
Azenta, Inc. (a),(b)	10,909	545,450
BioMarin Pharmaceutical, Inc. (a)	5,630	370,060
Exelixis, Inc. (a)	31,704	1,055,743
Halozyme Therapeutics, Inc. (a)	9,358	447,406
Illumina, Inc. (a)	6,500	868,595
Jazz Pharmaceuticals PLC (a)	3,335	410,705
Medpace Holdings, Inc. (a)	3,587	1,191,709
Neurocrine Biosciences, Inc. (a)	8,353	1,140,185
Sarepta Therapeutics, Inc. (a)	7,741	941,228
United Therapeutics Corp. (a)	1,517	535,258
		8,260,686
Real Estate Management & Development — .4%
Jones Lang LaSalle, Inc. (a)	2,345	593,613
Semiconductors & Semiconductor Equipment — 2.4%
Amkor Technology, Inc.	24,291	624,036
Cirrus Logic, Inc. (a)	3,645	362,969
MKS Instruments, Inc.	7,571	790,337
Monolithic Power Systems, Inc.	194	114,790
Power Integrations, Inc.	7,030	433,751
Rambus, Inc. (a)	27,089	1,431,924
Wolfspeed, Inc. (a),(b)	501	3,337
		3,761,144
Software & Services — 3.4%
Ansys, Inc. (a)	365	123,125
AppFolio, Inc., Cl. A (a)	2,658	655,782
ASGN, Inc. (a)	7,634	636,217
Blackbaud, Inc. (a)	1,067	78,873
Commvault Systems, Inc. (a)	5,641	851,283
Dolby Laboratories, Inc., Cl. A	1,623	126,756
Dropbox, Inc., Cl. A (a)	14,463	434,468
HubSpot, Inc. (a)	480	334,450
Manhattan Associates, Inc. (a)	2,207	596,420
Pegasystems, Inc.	2,975	277,270
Qualys, Inc. (a)	3,699	518,674
Smartsheet, Inc., Cl. A (a)	6,728	376,970
Teradata Corp. (a)	11,904	370,810
		5,381,098
Technology Hardware & Equipment — 3.1%
Belden, Inc.	2,707	304,835
Ciena Corp. (a)	13,032	1,105,244
Fabrinet (a)	2,400	527,712
Flex Ltd. (a)	29,100	1,117,149
IPG Photonics Corp. (a)	3,603	262,010
Littelfuse, Inc.	447	105,336
Novanta, Inc. (a)	3,134	478,781
Pure Storage, Inc., Cl. A (a)	10,889	668,911
8

Description	Shares	Value ($)
Common Stocks — 99.5% (continued)
Technology Hardware & Equipment — 3.1% (continued)
Vontier Corp.	8,114	295,918
Xerox Holdings Corp. (b)	3,178	26,790
		4,892,686
Telecommunication Services — .3%
Iridium Communications, Inc.	6,704	194,550
Lumen Technologies, Inc. (a)	38,977	206,968
		401,518
Transportation — .7%
Avis Budget Group, Inc. (a),(b)	717	57,797
Hertz Global Holdings, Inc. (a),(b)	66,780	244,415
Kirby Corp. (a)	5,700	603,060
RXO, Inc. (a),(b)	2,203	52,519
Ryder System, Inc.	1,059	166,115
		1,123,906
Utilities — 4.6%
ALLETE, Inc.	11,996	777,341
National Fuel Gas Co.	10,687	648,487
New Jersey Resources Corp.	27,105	1,264,449
Northwestern Energy Group, Inc.	15,298	817,831
ONE Gas, Inc. (b)	12,689	878,713
UGI Corp. (b)	22,748	642,176
Vistra Corp.	16,076	2,216,398
		7,245,395
Total Common Stocks (cost $130,797,083)		157,116,148

	1-Day Yield (%)
Investment Companies — .6%
Registered Investment Companies — .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(d) (cost $974,635)	4.54	974,635	974,635
Investment of Cash Collateral for Securities Loaned — .1%
Registered Investment Companies — .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(d) (cost $217,524)	4.54	217,524	217,524
Total Investments (cost $131,989,242)		100.2%	158,308,307
Liabilities, Less Cash and Receivables		(.2)%	(308,345)
Net Assets		100.0%	157,999,962

REIT—Real Estate Investment Trust

(a)	Non-income producing security.
(b)
Security, or portion thereof, on loan. At December 31, 2024, the value of the fund’s securities on loan was $15,247,452 and the value of the collateral was
$15,655,921, consisting of cash collateral of $217,524 and U.S. Government & Agency securities valued at $15,438,397.  In addition, the value of collateral may include pending sales that are also on loan.

9

Statement of Investments (continued)
(c)	Investment in real estate investment trust within the United States.
(d)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Affiliated Issuers
Description	Value ($) 12/31/2023	Purchases ($)†	Sales ($)	Value ($) 12/31/2024	Dividends/ Distributions ($)
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .6%	217,462	25,635,348	(24,878,175)	974,635	47,679
Investment of Cash Collateral for Securities Loaned - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .1%	1,034,578	18,714,808	(19,531,862)	217,524	12,041††
Total - .7%	1,252,040	44,350,156	(44,410,037)	1,192,159	59,720

†	Includes reinvested dividends/distributions.
††
Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.
10

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2024
	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $15,247,452)—Note 1(c):
Unaffiliated issuers	130,797,083	157,116,148
Affiliated issuers	1,192,159	1,192,159
Dividends and securities lending income receivable		160,249
Receivable for shares of Beneficial Interest subscribed		2,522
Prepaid expenses		3,747
		158,474,825
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		118,953
Liability for securities on loan—Note 1(c)		217,524
Payable for shares of Beneficial Interest redeemed		63,371
Trustees’ fees and expenses payable		1,083
Other accrued expenses		73,932
		474,863
Net Assets ($)		157,999,962
Composition of Net Assets ($):
Paid-in capital		117,392,800
Total distributable earnings (loss)		40,607,162
Net Assets ($)		157,999,962

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	73,093,504	84,906,458
Shares Outstanding	3,552,227	4,153,621
Net Asset Value Per Share ($)	20.58	20.44
See notes to financial statements.
11

STATEMENT OF OPERATIONS
Year Ended December 31, 2024

Investment Income ($):
Income:
Cash dividends (net of $725 foreign taxes withheld at source):
Unaffiliated issuers	2,270,964
Affiliated issuers	47,679
Income from securities lending—Note 1(c)	12,041
Total Income	2,330,684
Expenses:
Management fee—Note 3(a)	1,175,855
Distribution fees—Note 3(b)	210,450
Professional fees	93,322
Custodian fees—Note 3(b)	26,561
Chief Compliance Officer fees—Note 3(b)	24,960
Prospectus and shareholders’ reports	20,291
Trustees’ fees and expenses—Note 3(c)	7,007
Loan commitment fees—Note 2	3,537
Interest expense—Note 2	2,635
Shareholder servicing costs—Note 3(b)	1,636
Miscellaneous	21,477
Total Expenses	1,587,731
Less—reduction in expenses due to undertaking—Note 3(a)	(112,877)
Less—reduction in fees due to earnings credits—Note 3(b)	(429)
Net Expenses	1,474,425
Net Investment Income	856,259
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	13,634,674
Net change in unrealized appreciation (depreciation) on investments	4,065,586
Net Realized and Unrealized Gain (Loss) on Investments	17,700,260
Net Increase in Net Assets Resulting from Operations	18,556,519
See notes to financial statements.
12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2024	2023
Operations ($):
Net investment income	856,259	1,113,533
Net realized gain (loss) on investments	13,634,674	2,392,346
Net change in unrealized appreciation (depreciation) on investments	4,065,586	20,584,026
Net Increase (Decrease) in Net Assets Resulting from Operations	18,556,519	24,089,905
Distributions ($):
Distributions to shareholders:
Initial Shares	(1,650,917)	(2,732,335)
Service Shares	(1,691,837)	(2,928,128)
Total Distributions	(3,342,754)	(5,660,463)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	3,776,248	3,761,718
Service Shares	13,076,970	8,440,100
Distributions reinvested:
Initial Shares	1,650,917	2,732,335
Service Shares	1,691,837	2,928,128
Cost of shares redeemed:
Initial Shares	(10,746,711)	(10,207,826)
Service Shares	(20,622,326)	(10,811,497)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(11,173,065)	(3,157,042)
Total Increase (Decrease) in Net Assets	4,040,700	15,272,400
Net Assets ($):
Beginning of Period	153,959,262	138,686,862
End of Period	157,999,962	153,959,262

Capital Share Transactions (Shares):
Initial Shares
Shares sold	184,660	221,542
Shares issued for distributions reinvested	81,688	168,975
Shares redeemed	(546,409)	(598,796)
Net Increase (Decrease) in Shares Outstanding	(280,061)	(208,279)
Service Shares
Shares sold	679,218	486,459
Shares issued for distributions reinvested	84,129	181,871
Shares redeemed	(1,048,808)	(639,464)
Net Increase (Decrease) in Shares Outstanding	(285,461)	28,866
See notes to financial statements.
13

FINANCIAL HIGHLIGHTS
The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.
	Year Ended December 31,
Initial Shares	2024	2023	2022	2021	2020
Per Share Data ($):
Net asset value, beginning of period	18.68	16.46	24.77	19.93	18.64
Investment Operations:
Net investment income(a)	.14	.15	.14	.15	.13
Net realized and unrealized gain (loss) on investments	2.21	2.76	(2.97)	4.97	1.30
Total from Investment Operations	2.35	2.91	(2.83)	5.12	1.43
Distributions:
Dividends from net investment income	(.17 )	(.14 )	(.16 )	(.14 )	(.14 )
Dividends from net realized gain on investments	(.28 )	(.55 )	(5.32)	(.14 )	-
Total Distributions	(.45 )	(.69 )	(5.48)	(.28 )	(.14 )
Net asset value, end of period	20.58	18.68	16.46	24.77	19.93
Total Return (%)	12.61	18.31	(14.08)	25.89	8.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.88	.87	.86	.86	.87
Ratio of net expenses to average net assets	.81	.80	.80	.85	.87
Ratio of net investment income to average net assets	.68	.90	.77	.63	.81
Portfolio Turnover Rate	59.03	66.09	81.37	90.95	92.40
Net Assets, end of period ($ x 1,000)	73,094	71,570	66,522	86,837	75,649

(a)	Based on average shares outstanding.
See notes to financial statements.
14

	Year Ended December 31,
Service Shares	2024	2023	2022	2021	2020
Per Share Data ($):
Net asset value, beginning of period	18.56	16.36	24.64	19.84	18.53
Investment Operations:
Net investment income(a)	.08	.11	.09	.09	.09
Net realized and unrealized gain (loss) on investments	2.20	2.73	(2.95)	4.95	1.31
Total from Investment Operations	2.28	2.84	(2.86)	5.04	1.40
Distributions:
Dividends from net investment income	(.12 )	(.09 )	(.10 )	(.10 )	(.09 )
Dividends from net realized gain on investments	(.28 )	(.55 )	(5.32)	(.14 )	-
Total Distributions	(.40 )	(.64 )	(5.42)	(.24 )	(.09 )
Net asset value, end of period	20.44	18.56	16.36	24.64	19.84
Total Return (%)	12.33	17.99	(14.29)	25.56	7.85
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.13	1.12	1.11	1.11	1.12
Ratio of net expenses to average net assets	1.06	1.05	1.05	1.10	1.12
Ratio of net investment income to average net assets	.43	.65	.52	.38	.56
Portfolio Turnover Rate	59.03	66.09	81.37	90.95	92.40
Net Assets, end of period ($ x 1,000)	84,906	82,389	72,165	94,989	77,862

(a)	Based on average shares outstanding.
See notes to financial statements.
15

NOTES TO FINANCIAL STATEMENTS
NOTE 1—
Significant Accounting Policies:
MidCap Stock Portfolio (the “fund”) is a separate diversified series of BNY Mellon Investment Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor’s MidCap 400® Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser” or “NIMNA”), an indirect wholly-owned subsidiary of BNY and an affiliate of the Adviser, serves as the fund’s sub-adviser. NIMNA has entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (“NIM”), which enables NIM to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of NIMNA and the Adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, was formed in 1978. NIM is an indirect subsidiary of BNY.
BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.
The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.
(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
16

NOTES TO FINANCIAL STATEMENTS (continued)
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.
Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.
Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.
The following is a summary of the inputs used as of December 31, 2024 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	157,116,148	—	—	157,116,148
Investment Companies	1,192,159	—	—	1,192,159

†	See Statement of Investments for additional detailed categorizations, if any.
(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of December 31, 2024, if any, are disclosed in the fund’s Statement of Assets and Liabilities.
(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is
17

NOTES TO FINANCIAL STATEMENTS (continued)
either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default, and is not reflected in the Statement of Assets and Liabilities. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2024, BNY earned $1,637 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.
For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of December 31, 2024, the fund had securities lending and the impact of netting of assets and liabilities and the offsetting of collateral pledged or received, if any, based on contractual netting/set-off provisions in the securities lending agreement are detailed in the following table:
	Assets ($)	Liabilities ($)
Gross amount of securities loaned, at value, as disclosed in the Statement of Assets and Liabilities	15,247,452	-
Collateral (received)/posted not offset in the Statement of Assets and Liabilities	(15,247,452)†	-
Net amount	-	-

†
The value of the related collateral received by the fund exceeded the value of the securities loaned by the fund pursuant to the securities lending agreement. In addition, the value of collateral may include pending sales that are also on loan. See Statement of Investments for detailed information regarding collateral received for open securities lending.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.
(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.
(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.
(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.
As of and during the period ended December 31, 2024, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2024, the fund did not incur any interest or penalties.
Each tax year in the four-year period ended December 31, 2024 remains subject to examination by the Internal Revenue Service and state taxing authorities.
18

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,019,028, undistributed capital gains $11,695,475 and unrealized appreciation $25,892,659.
The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2024 and December 31, 2023 were as follows: ordinary income $1,222,452 and $970,208, and long-term capital gains $2,120,302 and $4,690,255, respectively.
(h) Operating segment reporting: In this reporting period, the fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the fund’s financial position or the results of its operations. The ASU 2023-07 is effective for public entities for fiscal years beginning after December 15, 2023, and requires retrospective application for all prior periods presented within the financial statements.
Since its commencement, the fund operates and is managed as a single reportable segment deriving returns in the form of dividends, interest and/or gains from the investments made in pursuit of its single stated investment objective as outlined in the fund’s prospectus.  The accounting policies of the fund are consistent with those described in these Notes to Financial Statements. The chief operating decision maker (“CODM”) is represented by BNY Investments, the management of the fund’s Adviser, comprising of Senior Management and Directors. The CODM considers net increase in net assets resulting from operations in deciding whether to purchase additional investments or to make distributions to its shareholders.  Detailed financial information for the fund is disclosed within these financial statements with total assets and liabilities disclosed on the Statement of Assets and Liabilities, investments held on the Statement of Investments, results of operations and significant segment expenses on the Statement of Operations and other information about the fund’s performance, including total return, portfolio turnover and ratios within the Financial Highlights.
NOTE 2—
Bank Lines of Credit:
The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY (the “BNY Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNY Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.
During the period ended December 31, 2024, the fund was charged $2,635 for interest expense. These fees are included in Interest expense in the Statement of Operations. The average amount of borrowings outstanding under the Citibank Credit Facility during the period ended December 31, 2024 was approximately $41,257 with a related weighted average annualized interest rate of 6.39%. As of December 31, 2024, the fund has no outstanding loan balance from either Facility.
NOTE 3—
Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:
(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from January 1, 2024 through May 1, 2025, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of neither class of fund shares (excluding Rule 12b-1 Distribution Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .80% of the value of the fund’s average daily net assets. On or after May 1, 2025, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $112,877 during the period ended December 31, 2024.
Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.
(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2024, Service shares were charged $210,450 pursuant to the Distribution Plan.
19

NOTES TO FINANCIAL STATEMENTS (continued)
The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.
The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.
The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of  Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2024, the fund was charged $1,365 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $429.
The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2024, the fund was charged $26,561 pursuant to the custody agreement.
During the period ended December 31, 2024, the fund was charged $24,960 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.
The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: Management fee of $104,255, Distribution Plan fees of $18,704, Custodian fees of $3,600, Chief Compliance Officer fees of $5,818 and Transfer Agent fees of $302, which are offset against an expense reimbursement currently in effect in the amount of $13,726.
(c) Each board member of the fund also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.
NOTE 4—
Securities Transactions:
The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2024, amounted to $92,575,928 and $106,777,818, respectively.
At December 31, 2024, the cost of investments for federal income tax purposes was $132,415,648; accordingly, accumulated net unrealized appreciation on investments was $25,892,659, consisting of $33,954,131 gross unrealized appreciation and $8,061,472 gross unrealized depreciation.
20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Trustees of MidCap Stock Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MidCap Stock Portfolio (the “Fund”) (one of the funds constituting BNY Mellon Investment Portfolios (the “Trust”)), including the statement of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Investment Portfolios) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.
New York, New York
February 11, 2025
21

IMPORTANT TAX INFORMATION (Unaudited)
For federal tax purposes, the fund hereby reports 99.79% of the ordinary dividends paid during the fiscal year ended December 31, 2024 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2025 of the percentage applicable to the preparation of their 2024 income tax returns.The fund also hereby reports $.2688 per share as a long-term capital gain distribution and $.0141 per share as a short-term capital gain distribution paid March 26, 2024.
22

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies (Unaudited)
N/A
23

Item 9. Proxy Disclosures for Open-End Management Investment Companies (Unaudited)
N/A
24

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies (Unaudited)
Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets. Trustees fees paid by the fund are within Item 7. Statement of Operations as Trustees’ fees and expenses.
25

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contracts (Unaudited)
At a meeting of the fund’s Board of Trustees held on August 14-15, 2024, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, the Sub-Investment Advisory Agreement, pursuant to which Newton Investment Management North America, LLC (the “Sub-Adviser” or “NIMNA”) provides day-to-day management of the fund’s investments, and the Sub-Sub-Investment Advisory Agreement (collectively with the Management Agreement and the Sub-Investment Advisory Agreement, the “Agreements”) between NIMNA and Newton Investment Management Limited (“NIM”), pursuant to which NIMNA may use the investment advisory personnel, resources and capabilities available at its sister company, NIM, in providing the day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.
Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.
The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.
Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Initial shares with the performance of a group of small-cap core funds underlying variable insurance products (“VIPs”) selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all small-cap core funds underlying VIPs (the “Performance Universe”), all for various periods ended June 30, 2024, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all small-cap core funds underlying VIPs, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.
Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group median for each period, except for the ten-year period when the fund’s total return performance was below the Performance Group median, and was above the Performance Universe median for all periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.
Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by
26

the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for an expense limitation arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.
The Board considered that the fund’s contractual management fee was below the Expense Group median contractual management fee, the fund’s actual management fee was equal to the Expense Group median and lower than the Expense Universe median actual management fee, and the fund’s total expenses were lower than the Expense Group median and lower than the Expense Universe median total expenses.
Representatives of the Adviser stated that the Adviser has contractually agreed, until May 1, 2025, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of neither class of fund shares (excluding Rule 12b-1 fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .80% of the fund’s average daily net assets.
Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-Adviser that are considered to have similar investment strategies and policies as the fund.
The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.
Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.
The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.
27

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contracts (Unaudited) (continued)
At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.
●The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.
●The Board was satisfied with the fund’s performance.
●The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.
●The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.
In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.
28

© 2025 BNY Mellon Securities Corporation
Code-0174NCSRAR1224

BNY Mellon Investment Portfolios, Small Cap Stock Index Portfolio
ANNUAL FINANCIALS AND OTHER INFORMATION
December 31, 2024

Service Shares

IMPORTANT NOTICE – CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS
The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments which have resulted in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Reports are now streamlined to highlight key information. Certain information previously included in Reports, including financial statements, no longer appear in the Reports but will be available online within the Semi-Annual and Annual Financials and Other Information, delivered free of charge to shareholders upon request, and filed with the SEC.

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon
Family of Funds.
Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
The Fund
Please note the Annual Financials and Other Information only contains Items 7-11 required in Form N-CSR. All other required items will be filed with the SEC.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Small Cap Stock Index Portfolio
Statement of Investments
December 31, 2024

Description	Shares	Value ($)
Common Stocks — 99.0%
Automobiles & Components — 1.5%
Adient PLC (a)	36,252	624,622
American Axle & Manufacturing Holdings, Inc. (a)	49,040	285,903
Dana, Inc.	54,614	631,338
Dorman Products, Inc. (a)	11,614	1,504,594
Fox Factory Holding Corp. (a)	17,781	538,231
Gentherm, Inc. (a)	13,500	538,987
LCI Industries (b)	10,963	1,133,465
Patrick Industries, Inc.	14,126	1,173,588
Phinia, Inc.	17,734	854,247
Standard Motor Products, Inc.	8,512	263,702
Winnebago Industries, Inc. (b)	12,259	585,735
XPEL, Inc. (a),(b)	9,446	377,273
		8,511,685
Banks — 9.1%
Ameris Bancorp	27,679	1,731,875
Atlantic Union Bankshares Corp. (b)	38,678	1,465,123
Axos Financial, Inc. (a)	23,115	1,614,583
Banc of California, Inc.	59,426	918,726
BancFirst Corp.	8,350	978,453
Bank of Hawaii Corp.	17,016	1,212,220
BankUnited, Inc.	32,113	1,225,753
Banner Corp.	14,770	986,193
Berkshire Hills Bancorp, Inc.	18,564	527,774
Brookline Bancorp, Inc.	37,680	444,624
Capitol Federal Financial, Inc.	50,360	297,628
Cathay General Bancorp	30,505	1,452,343
Central Pacific Financial Corp.	11,534	335,063
City Holding Co.	6,282	744,291
Community Financial System, Inc.	22,131	1,365,040
Customers Bancorp, Inc. (a)	12,207	594,237
CVB Financial Corp. (b)	56,120	1,201,529
Dime Community Bancshares, Inc.	15,965	490,684
Eagle Bancorp, Inc.	12,562	326,989
FB Financial Corp.	14,871	766,005
First BanCorp/Puerto Rico	69,589	1,293,659
First Bancorp/Southern Pines NC	17,790	782,226
First Commonwealth Financial Corp.	43,083	728,964
First Financial Bancorp	41,233	1,108,343
First Hawaiian, Inc.	54,928	1,425,382
Fulton Financial Corp.	77,719	1,498,422
Hanmi Financial Corp.	12,704	300,068
Heritage Financial Corp.	14,397	352,726
Hilltop Holdings, Inc.	19,556	559,888
Hope Bancorp, Inc.	50,450	620,030
Independent Bank Corp.	18,224	1,169,799
Independent Bank Group, Inc.	15,524	941,841
Lakeland Financial Corp. (b)	10,659	732,913
National Bank Holdings Corp., Cl. A	16,109	693,654

Statement of Investments (continued)
Description	Shares	Value ($)
Common Stocks — 99.0% (continued)
Banks — 9.1% (continued)
NBT Bancorp, Inc. (b)	19,775	944,454
Northwest Bancshares, Inc.	53,828	709,991
OFG Bancorp	19,325	817,834
Pacific Premier Bancorp, Inc.	41,766	1,040,809
Park National Corp.	6,102	1,046,066
Pathward Financial, Inc.	10,418	766,556
Preferred Bank	5,258	454,186
Provident Financial Services, Inc.	56,082	1,058,267
Renasant Corp. (b)	27,452	981,409
S&T Bancorp, Inc.	15,881	606,972
Seacoast Banking Corp. of Florida	36,692	1,010,131
ServisFirst Bancshares, Inc. (b)	21,382	1,811,911
Simmons First National Corp., Cl. A	53,909	1,195,702
Southside Bancshares, Inc.	11,910	378,262
Stellar Bancorp, Inc.	19,855	562,889
The Bancorp, Inc. (a)	20,471	1,077,389
Tompkins Financial Corp.	5,271	357,532
Triumph Financial, Inc. (a),(b)	9,162	832,643
TrustCo Bank Corp. NY	7,911	263,515
Trustmark Corp.	25,573	904,517
United Community Banks, Inc.	51,287	1,657,083
Veritex Holdings, Inc.	23,026	625,386
WaFd, Inc.	34,869	1,124,177
Westamerica BanCorp	11,171	586,031
WSFS Financial Corp.	25,278	1,343,020
		53,043,780
Capital Goods — 11.2%
AAR Corp. (a)	15,164	929,251
AeroVironment, Inc. (a)	11,937	1,836,985
Air Lease Corp. (b)	44,376	2,139,367
Alamo Group, Inc.	4,472	831,390
Albany International Corp., Cl. A	13,409	1,072,318
American Woodmark Corp. (a)	6,706	533,328
Apogee Enterprises, Inc.	9,335	666,612
Arcosa, Inc.	20,827	2,014,804
Armstrong World Industries, Inc.	18,543	2,620,682
Astec Industries, Inc.	9,576	321,754
AZZ, Inc.	12,756	1,044,972
Barnes Group, Inc.	19,573	925,020
Boise Cascade Co.	16,389	1,947,997
CSW Industrials, Inc.	7,144	2,520,403
DNOW, Inc. (a)	44,100	573,741
DXP Enterprises, Inc. (a)	5,389	445,239
Dycom Industries, Inc. (a)	12,401	2,158,518
Enerpac Tool Group Corp.	23,155	951,439
Enpro, Inc.	8,961	1,545,324
ESCO Technologies, Inc.	11,017	1,467,575
Everus Construction Group, Inc. (a)	21,773	1,431,575
Federal Signal Corp.	26,001	2,402,232

Description	Shares	Value ($)
Common Stocks — 99.0% (continued)
Capital Goods — 11.2% (continued)
Franklin Electric Co., Inc.	16,796	1,636,770
Gates Industrial Corp. PLC (a)	96,671	1,988,522
Gibraltar Industries, Inc. (a)	13,132	773,475
GMS, Inc. (a),(b)	16,903	1,433,881
Granite Construction, Inc. (b)	18,635	1,634,476
Griffon Corp.	16,956	1,208,454
Hayward Holdings, Inc. (a)	60,876	930,794
Hillenbrand, Inc.	29,340	903,085
Insteel Industries, Inc.	7,925	214,054
John Bean Technologies Corp. (b)	13,578	1,725,764
Kennametal, Inc.	33,573	806,423
Lindsay Corp.	4,568	540,440
Masterbrand, Inc. (a)	54,532	796,713
Mercury Systems, Inc. (a)	21,504	903,168
Moog, Inc., Cl. A	12,268	2,414,833
MYR Group, Inc. (a)	6,891	1,025,174
National Presto Industries, Inc.	2,143	210,914
Powell Industries, Inc. (b)	3,990	884,384
Proto Labs, Inc. (a)	10,286	402,080
Quanex Building Products Corp.	20,391	494,278
Resideo Technologies, Inc. (a)	62,825	1,448,116
Rush Enterprises, Inc., Cl. A	26,596	1,457,195
SPX Technologies, Inc. (a)	19,734	2,871,692
Standex International Corp.	5,155	963,933
Sunrun, Inc. (a),(b)	95,957	887,602
Tennant Co.	8,027	654,441
The Greenbrier Cos., Inc.	13,271	809,398
Titan International, Inc. (a),(b)	19,885	135,019
Trinity Industries, Inc.	34,671	1,216,952
Triumph Group, Inc. (a)	32,321	603,110
Vicor Corp. (a),(b)	9,883	477,547
Wabash National Corp.	18,206	311,869
Zurn Elkay Water Solutions Corp.	60,863	2,270,190
		65,415,272
Commercial & Professional Services — 3.7%
ABM Industries, Inc.	26,955	1,379,557
Amentum Holdings, Inc. (a)	47,242	993,499
Brady Corp., Cl. A	18,764	1,385,722
CoreCivic, Inc. (a)	47,022	1,022,258
CSG Systems International, Inc.	12,026	614,649
Deluxe Corp.	18,441	416,582
Enviri Corp. (a)	34,799	267,952
Healthcare Services Group, Inc. (a)	30,338	352,376
Heidrick & Struggles International, Inc.	8,400	372,204
HNI Corp.	20,474	1,031,275
Interface, Inc.	24,985	608,385
Korn Ferry	22,266	1,501,842
Liquidity Services, Inc. (a)	9,177	296,325
Matthews International Corp., Cl. A	12,922	357,681

Statement of Investments (continued)
Description	Shares	Value ($)
Common Stocks — 99.0% (continued)
Commercial & Professional Services — 3.7% (continued)
MillerKnoll, Inc.	28,965	654,319
NV5 Global, Inc. (a)	22,076	415,912
OPENLANE, Inc. (a)	45,916	910,974
Pitney Bowes, Inc.	68,080	492,899
Robert Half, Inc.	43,287	3,050,002
The GEO Group, Inc. (a)	57,937	1,621,077
UniFirst Corp.	6,313	1,080,091
Verra Mobility Corp. (a)	70,376	1,701,692
Vestis Corp.	48,846	744,413
Viad Corp. (a)	9,068	385,481
		21,657,167
Consumer Discretionary Distribution & Retail — 4.6%
Academy Sports & Outdoors, Inc. (b)	30,016	1,726,820
Advance Auto Parts, Inc. (b)	24,896	1,177,332
American Eagle Outfitters, Inc.	74,936	1,249,183
Asbury Automotive Group, Inc. (a)	8,388	2,038,536
Bath & Body Works, Inc.	93,431	3,622,320
Boot Barn Holdings, Inc. (a),(b)	13,020	1,976,696
Caleres, Inc. (b)	14,534	336,607
Etsy, Inc. (a)	48,129	2,545,543
Foot Locker, Inc. (a)	35,296	768,041
Group 1 Automotive, Inc.	5,547	2,337,950
Guess?, Inc.	11,795	165,838
Kohl’s Corp. (b)	47,808	671,224
Leslie’s, Inc. (a)	74,693	166,565
MarineMax, Inc. (a),(b)	8,607	249,173
Monro, Inc.	12,817	317,862
National Vision Holdings, Inc. (a)	33,574	349,841
Sally Beauty Holdings, Inc. (a)	43,944	459,215
Shoe Carnival, Inc. (b)	7,276	240,690
Signet Jewelers Ltd. (b)	18,821	1,519,043
Sonic Automotive, Inc., Cl. A	6,173	391,059
The Buckle, Inc.	12,841	652,451
The ODP Corp. (a)	12,604	286,615
Upbound Group, Inc.	20,699	603,790
Urban Outfitters, Inc. (a)	23,657	1,298,296
Victoria’s Secret & Co. (a)	33,481	1,386,783
		26,537,473
Consumer Durables & Apparel — 5.1%
Carter’s, Inc. (b)	15,479	838,807
Cavco Industries, Inc. (a)	3,425	1,528,338
Century Communities, Inc.	11,978	878,706
Champion Homes, Inc. (a)	22,479	1,980,400
Dream Finders Homes, Inc., Cl. A (a),(b)	11,743	273,260
Ethan Allen Interiors, Inc.	9,987	280,735
G-III Apparel Group Ltd. (a)	16,142	526,552
Green Brick Partners, Inc. (a)	13,124	741,375
Hanesbrands, Inc. (a),(b)	150,810	1,227,593
Helen of Troy Ltd. (a)	9,724	581,787

Description	Shares	Value ($)
Common Stocks — 99.0% (continued)
Consumer Durables & Apparel — 5.1% (continued)
Installed Building Products, Inc. (b)	9,906	1,736,026
Kontoor Brands, Inc.	21,171	1,808,215
La-Z-Boy, Inc.	17,514	763,085
Leggett & Platt, Inc.	57,062	547,795
LGI Homes, Inc. (a)	8,624	770,986
M/I Homes, Inc. (a)	11,616	1,544,347
Meritage Homes Corp.	15,433	2,373,904
Newell Brands, Inc.	177,436	1,767,263
Oxford Industries, Inc. (b)	6,245	491,981
Revelyst, Inc. (a)	24,613	473,308
Sonos, Inc. (a)	51,449	773,793
Steven Madden Ltd.	31,149	1,324,455
Sturm Ruger & Co., Inc.	6,921	244,796
Topgolf Callaway Brands Corp. (a),(b)	60,160	472,858
Tri Pointe Homes, Inc. (a)	40,161	1,456,238
VF Corp. (b)	141,057	3,027,083
Wolverine World Wide, Inc.	34,177	758,729
Worthington Enterprises, Inc.	13,203	529,572
		29,721,987
Consumer Services — 3.4%
Adtalem Global Education, Inc. (a)	15,986	1,452,328
BJ’s Restaurants, Inc. (a)	9,610	337,647
Bloomin’ Brands, Inc.	31,982	390,500
Brinker International, Inc. (a)	18,910	2,501,604
Cracker Barrel Old Country Store, Inc. (b)	9,425	498,205
Dave & Buster’s Entertainment, Inc. (a),(b)	13,405	391,292
Frontdoor, Inc. (a)	32,295	1,765,568
Golden Entertainment, Inc.	8,556	270,370
Jack in the Box, Inc. (b)	8,093	336,993
Mister Car Wash, Inc. (a)	40,878	298,001
Monarch Casino & Resort, Inc.	5,359	422,825
Papa John’s International, Inc. (b)	13,864	569,394
Penn Entertainment, Inc. (a)	64,332	1,275,060
Perdoceo Education Corp.	26,315	696,558
Sabre Corp. (a)	165,152	602,805
Shake Shack, Inc., Cl. A (a)	17,049	2,212,960
Six Flags Entertainment Corp.	39,762	1,916,131
Strategic Education, Inc.	10,394	971,007
Stride, Inc. (a),(b)	18,247	1,896,411
The Cheesecake Factory, Inc. (b)	20,089	953,022
		19,758,681
Consumer Staples Distribution & Retail — .7%
Grocery Outlet Holding Corp. (a),(b)	41,839	653,107
PriceSmart, Inc.	10,519	969,536
SpartanNash Co.	14,617	267,784
The Andersons, Inc.	13,664	553,665
The Chefs’ Warehouse, Inc. (a)	14,776	728,752
United Natural Foods, Inc. (a)	25,683	701,403
		3,874,247

Statement of Investments (continued)
Description	Shares	Value ($)
Common Stocks — 99.0% (continued)
Energy — 4.7%
Archrock, Inc.	74,686	1,858,935
Atlas Energy Solutions, Inc. (b)	25,094	556,585
Bristow Group, Inc. (a)	10,508	360,424
Cactus, Inc., Cl. A (b)	28,608	1,669,563
California Resources Corp.	30,493	1,582,282
Comstock Resources, Inc. (a),(b)	38,630	703,839
CONSOL Energy, Inc. (b)	11,243	1,199,403
Core Laboratories, Inc. (b)	20,096	347,862
Crescent Energy Co., Cl. A	74,818	1,093,091
CVR Energy, Inc. (b)	13,971	261,817
Dorian LPG Ltd.	15,591	379,953
Green Plains, Inc. (a)	27,959	265,051
Helix Energy Solutions Group, Inc. (a)	60,823	566,870
Helmerich & Payne, Inc. (b)	41,506	1,329,022
Innovex International, Inc. (a)	16,018	223,771
International Seaways, Inc.	16,914	607,889
Liberty Energy, Inc. (b)	69,915	1,390,609
Magnolia Oil & Gas Corp., Cl. A (b)	82,064	1,918,656
Nabors Industries Ltd. (a),(b)	3,718	212,558
Northern Oil & Gas, Inc.	42,640	1,584,502
Oceaneering International, Inc. (a)	43,467	1,133,619
Par Pacific Holdings, Inc. (a)	24,541	402,227
Patterson-UTI Energy, Inc. (b)	153,309	1,266,332
Peabody Energy Corp.	51,945	1,087,728
ProPetro Holding Corp. (a)	33,166	309,439
REX American Resources Corp. (a)	6,443	268,609
RPC, Inc.	34,980	207,781
SM Energy Co.	49,067	1,901,837
Talos Energy, Inc. (a)	52,870	513,368
Tidewater, Inc. (a),(b)	20,169	1,103,446
Vital Energy, Inc. (a)	11,556	357,312
World Kinect Corp.	25,084	690,061
		27,354,441
Equity Real Estate Investment Trusts — 6.9%
Acadia Realty Trust (c)	51,238	1,237,910
Alexander & Baldwin, Inc. (c)	30,472	540,573
American Assets Trust, Inc. (c)	20,111	528,115
Apple Hospitality REIT, Inc. (c)	95,662	1,468,412
Armada Hoffler Properties, Inc. (c)	35,381	361,948
Brandywine Realty Trust (c)	73,957	414,159
CareTrust REIT, Inc. (c)	79,788	2,158,265
Centerspace (c)	6,890	455,773
Curbline Properties Corp. (c)	40,500	940,410
DiamondRock Hospitality Co. (c)	88,061	795,191
Douglas Emmett, Inc. (c)	71,675	1,330,288
Easterly Government Properties, Inc. (b),(c)	43,205	490,809
Elme Communities (c)	37,281	569,281
Essential Properties Realty Trust, Inc. (b),(c)	74,877	2,342,153
Four Corners Property Trust, Inc. (c)	41,420	1,124,139

Description	Shares	Value ($)
Common Stocks — 99.0% (continued)
Equity Real Estate Investment Trusts — 6.9% (continued)
Getty Realty Corp. (c)	21,104	635,863
Global Net Lease, Inc. (b),(c)	83,897	612,448
Highwoods Properties, Inc. (c)	45,244	1,383,561
Innovative Industrial Properties, Inc. (b),(c)	11,895	792,683
JBG SMITH Properties (c)	36,540	561,620
LTC Properties, Inc. (c)	18,941	654,412
LXP Industrial Trust (c)	125,090	1,015,731
Medical Properties Trust, Inc. (b),(c)	256,406	1,012,804
NexPoint Residential Trust, Inc. (c)	9,217	384,810
Outfront Media, Inc. (c)	58,955	1,045,866
Pebblebrook Hotel Trust (b),(c)	50,097	678,814
Phillips Edison & Co., Inc. (c)	52,243	1,957,023
Retail Opportunity Investments Corp. (c)	54,670	949,071
Safehold, Inc. (b),(c)	20,011	369,803
Saul Centers, Inc. (c)	5,369	208,317
SITE Centers Corp. (c)	20,370	311,457
SL Green Realty Corp. (c)	30,150	2,047,788
Summit Hotel Properties, Inc. (c)	45,929	314,614
Sunstone Hotel Investors, Inc. (c)	86,009	1,018,347
Tanger, Inc. (c)	47,241	1,612,335
Terreno Realty Corp. (b),(c)	42,509	2,513,982
The Macerich Co. (c)	104,836	2,088,333
Uniti Group, Inc. (c)	104,377	574,073
Universal Health Realty Income Trust (c)	5,638	209,790
Urban Edge Properties (c)	52,385	1,126,277
Veris Residential, Inc. (c)	34,261	569,760
Whitestone REIT (c)	18,068	256,024
Xenia Hotels & Resorts, Inc. (c)	44,008	653,959
		40,316,991
Financial Services — 7.2%
Apollo Commercial Real Estate Finance, Inc. (b),(c)	54,048	468,056
Arbor Realty Trust, Inc. (b),(c)	80,791	1,118,955
ARMOUR Residential REIT, Inc. (b),(c)	23,533	443,832
Artisan Partners Asset Management, Inc., Cl. A	29,928	1,288,400
BGC Group, Inc., Cl. A	157,839	1,430,021
Blackstone Mortgage Trust, Inc., Cl. A (b),(c)	74,550	1,297,916
Bread Financial Holdings, Inc.	21,247	1,297,342
Brightsphere Investment Group, Inc. (b)	12,149	320,005
Cohen & Steers, Inc. (b)	11,437	1,056,093
Donnelley Financial Solutions, Inc. (a)	11,401	715,185
Ellington Financial, Inc. (b),(c)	37,444	453,821
Encore Capital Group, Inc. (a)	10,090	481,999
Enova International, Inc. (a)	11,075	1,061,871
EVERTEC, Inc.	27,396	945,984
EZCORP, Inc., Cl. A (a)	22,301	272,518
Franklin BSP Realty Trust, Inc. (c)	34,212	429,019
Green Dot Corp., Cl. A (a)	23,261	247,497
HA Sustainable Infrastructure Capital, Inc. (b)	50,550	1,356,257
Jackson Financial, Inc., Cl. A	31,474	2,740,756

Statement of Investments (continued)
Description	Shares	Value ($)
Common Stocks — 99.0% (continued)
Financial Services — 7.2% (continued)
KKR Real Estate Finance Trust, Inc. (c)	23,973	242,127
Moelis & Co., Cl. A	30,056	2,220,537
Mr. Cooper Group, Inc. (a)	27,232	2,614,544
Navient Corp.	34,038	452,365
NCR Atleos Corp. (a)	31,000	1,051,520
New York Mortgage Trust, Inc. (b),(c)	36,825	223,160
NMI Holdings, Inc. (a)	33,908	1,246,458
Payoneer Global, Inc. (a)	109,667	1,101,057
PennyMac Mortgage Investment Trust (b),(c)	36,880	464,319
Piper Sandler Cos.	6,752	2,025,262
PJT Partners, Inc., Cl. A	10,082	1,591,041
PRA Group, Inc. (a)	16,353	341,614
PROG Holdings, Inc.	17,512	740,057
Radian Group, Inc.	63,310	2,008,193
Ready Capital Corp. (b),(c)	72,154	492,090
Redwood Trust, Inc. (c)	58,573	382,482
StepStone Group, Inc., Cl. A	26,922	1,558,245
StoneX Group, Inc. (a)	12,102	1,185,633
Two Harbors Investment Corp. (b),(c)	43,924	519,621
Virtu Financial, Inc., Cl. A	33,966	1,211,907
Virtus Investment Partners, Inc.	2,849	628,432
Walker & Dunlop, Inc.	13,713	1,333,041
WisdomTree, Inc.	48,504	509,292
World Acceptance Corp. (a)	1,306	146,847
		41,715,371
Food, Beverage & Tobacco — 1.4%
B&G Foods, Inc.	34,117	235,066
Cal-Maine Foods, Inc.	17,293	1,779,796
Fresh Del Monte Produce, Inc.	14,558	483,471
J & J Snack Foods Corp. (b)	6,651	1,031,770
John B Sanfilippo & Son, Inc.	3,735	325,356
MGP Ingredients, Inc. (b)	5,907	232,559
National Beverage Corp.	9,908	422,774
The Hain Celestial Group, Inc. (a)	37,782	232,359
The Simply Good Foods Co. (a)	38,989	1,519,791
Tootsie Roll Industries, Inc. (b)	6,652	215,059
TreeHouse Foods, Inc. (a)	19,286	677,517
Universal Corp.	10,524	577,136
WK Kellogg Co. (b)	27,444	493,718
		8,226,372
Health Care Equipment & Services — 6.7%
AdaptHealth Corp. (a)	44,061	419,461
Addus HomeCare Corp. (a)	7,601	952,785
AMN Healthcare Services, Inc. (a),(b)	16,077	384,562
Artivion, Inc. (a),(b)	15,739	449,978
Astrana Health, Inc. (a)	17,688	557,703
Avanos Medical, Inc. (a)	19,009	302,623
Certara, Inc. (a)	46,563	495,896
Concentra Group Holdings Parent, Inc.	46,358	916,961

Description	Shares	Value ($)
Common Stocks — 99.0% (continued)
Health Care Equipment & Services — 6.7% (continued)
CONMED Corp. (b)	13,287	909,362
CorVel Corp. (a)	11,634	1,294,399
Embecta Corp.	24,633	508,671
Fulgent Genetics, Inc. (a)	8,304	153,375
Glaukos Corp. (a)	23,481	3,520,741
HealthStream, Inc.	10,407	330,943
Hims & Hers Health, Inc. (a)	81,434	1,969,074
ICU Medical, Inc. (a)	10,442	1,620,285
Inari Medical, Inc. (a)	21,509	1,098,035
Inspire Medical Systems, Inc. (a)	12,766	2,366,561
Integer Holdings Corp. (a),(b)	14,310	1,896,361
Integra LifeSciences Holdings Corp. (a)	28,438	644,974
LeMaitre Vascular, Inc.	8,696	801,249
Merit Medical Systems, Inc. (a)	24,817	2,400,300
National HealthCare Corp.	5,244	564,045
NeoGenomics, Inc. (a)	55,007	906,515
Omnicell, Inc. (a)	19,610	873,037
Owens & Minor, Inc. (a)	30,830	402,948
Patterson Cos., Inc.	33,457	1,032,483
Pediatrix Medical Group, Inc. (a)	35,517	465,983
Premier, Inc., Cl. A	41,241	874,309
Privia Health Group, Inc. (a)	44,400	868,020
Progyny, Inc. (a)	31,020	535,095
QuidelOrtho Corp. (a)	28,179	1,255,375
RadNet, Inc. (a)	27,769	1,939,387
Schrodinger, Inc. (a)	23,526	453,817
Select Medical Holdings Corp.	44,772	843,952
Simulations Plus, Inc.	6,713	187,226
STAAR Surgical Co. (a),(b)	20,935	508,511
Tandem Diabetes Care, Inc. (a)	28,044	1,010,145
TransMedics Group, Inc. (a),(b)	14,219	886,555
UFP Technologies, Inc. (a),(b)	3,109	760,182
US Physical Therapy, Inc.	6,399	567,655
		38,929,539
Household & Personal Products — .9%
Central Garden & Pet Co. (a),(b)	3,838	148,914
Central Garden & Pet Co., Cl. A (a)	21,986	726,637
Edgewell Personal Care Co.	21,249	713,967
Energizer Holdings, Inc.	27,357	954,486
Interparfums, Inc.	7,655	1,006,709
USANA Health Sciences, Inc. (a)	4,598	165,022
WD-40 Co.	5,783	1,403,419
		5,119,154
Insurance — 2.4%
Ambac Financial Group, Inc. (a)	19,932	252,140
AMERISAFE, Inc.	7,926	408,506
Assured Guaranty Ltd.	20,440	1,839,804
Employers Holdings, Inc.	10,371	531,306
Genworth Financial, Inc. (a)	183,305	1,281,302

Statement of Investments (continued)
Description	Shares	Value ($)
Common Stocks — 99.0% (continued)
Insurance — 2.4% (continued)
Goosehead Insurance, Inc., Cl. A (a)	10,408	1,115,946
HCI Group, Inc. (b)	3,508	408,787
Horace Mann Educators Corp.	17,483	685,858
Lincoln National Corp.	72,772	2,307,600
Mercury General Corp.	11,334	753,484
Palomar Holdings, Inc. (a)	11,277	1,190,739
ProAssurance Corp. (a)	21,913	348,636
Safety Insurance Group, Inc.	6,243	514,423
SiriusPoint Ltd. (a)	39,450	646,586
Stewart Information Services Corp.	11,874	801,376
Trupanion, Inc. (a)	14,199	684,392
United Fire Group, Inc.	8,860	252,067
		14,022,952
Materials — 4.4%
AdvanSix, Inc.	11,419	325,327
Alpha Metallurgical Resources, Inc. (a),(b)	4,581	916,750
Arch Resources, Inc.	7,594	1,072,425
ATI, Inc. (a)	60,782	3,345,441
Balchem Corp.	13,856	2,258,459
Century Aluminum Co. (a)	21,839	397,907
Hawkins, Inc.	8,122	996,326
HB Fuller Co.	23,517	1,586,927
Ingevity Corp. (a)	15,082	614,591
Innospec, Inc.	10,700	1,177,642
Kaiser Aluminum Corp.	6,710	471,512
Koppers Holdings, Inc.	8,395	271,998
Materion Corp.	8,862	876,275
Mativ Holdings, Inc.	22,935	249,992
Metallus, Inc. (a)	15,269	215,751
Minerals Technologies, Inc.	13,475	1,026,930
MP Materials Corp. (a),(b)	51,752	807,331
O-I Glass, Inc. (a)	66,825	724,383
Quaker Chemical Corp.	5,956	838,367
Sealed Air Corp.	62,183	2,103,651
Sensient Technologies Corp.	17,798	1,268,285
Stepan Co.	8,996	582,041
SunCoke Energy, Inc.	35,089	375,452
Sylvamo Corp.	14,722	1,163,332
Warrior Met Coal, Inc.	22,302	1,209,660
Worthington Steel, Inc.	14,500	461,390
		25,338,145
Media & Entertainment — 2.5%
Cable One, Inc. (b)	1,990	720,619
Cargurus, Inc. (a)	37,557	1,372,333
Cars.com, Inc. (a)	25,820	447,461
Cinemark Holdings, Inc. (a)	45,565	1,411,604
EchoStar Corp., Cl. A (a),(b)	51,525	1,179,922
IAC, Inc. (a)	30,387	1,310,895
John Wiley & Sons, Inc., Cl. A	17,507	765,231

Description	Shares	Value ($)
Common Stocks — 99.0% (continued)
Media & Entertainment — 2.5% (continued)
Madison Square Garden Sports Corp. (a)	7,159	1,615,643
QuinStreet, Inc. (a)	23,271	536,862
Scholastic Corp.	10,241	218,441
Shutterstock, Inc.	10,310	312,908
TechTarget, Inc. (a)	11,165	221,290
TEGNA, Inc. (b)	67,809	1,240,227
Thryv Holdings, Inc. (a)	16,679	246,849
TripAdvisor, Inc. (a)	46,609	688,415
Yelp, Inc. (a)	28,420	1,099,854
Ziff Davis, Inc. (a)	18,286	993,661
		14,382,215
Pharmaceuticals, Biotechnology & Life Sciences — 4.4%
ADMA Biologics, Inc. (a)	100,690	1,726,833
Alkermes PLC (a)	69,044	1,985,705
Amphastar Pharmaceuticals, Inc. (a),(b)	15,716	583,535
ANI Pharmaceuticals, Inc. (a)	6,869	379,718
Arcus Biosciences, Inc. (a)	23,066	343,453
Azenta, Inc. (a),(b)	19,568	978,400
BioLife Solutions, Inc. (a)	15,625	405,625
Catalyst Pharmaceuticals, Inc. (a)	47,920	1,000,090
Collegium Pharmaceutical, Inc. (a),(b)	13,727	393,278
Corcept Therapeutics, Inc. (a),(b)	39,753	2,003,154
Cytek Biosciences, Inc. (a)	44,517	288,915
Dynavax Technologies Corp. (a),(b)	51,771	661,116
Fortrea Holdings, Inc. (a)	38,466	717,391
Harmony Biosciences Holdings, Inc. (a)	16,273	559,954
Innoviva, Inc. (a)	23,316	404,533
Ironwood Pharmaceuticals, Inc. (a)	59,009	261,410
Krystal Biotech, Inc. (a)	10,798	1,691,615
Ligand Pharmaceuticals, Inc. (a)	7,918	848,414
Mesa Laboratories, Inc.	2,309	304,488
Myriad Genetics, Inc. (a)	38,844	532,551
Organon & Co.	110,112	1,642,871
Pacira BioSciences, Inc. (a),(b)	19,343	364,422
Phibro Animal Health Corp., Cl. A	8,499	178,479
Prestige Consumer Healthcare, Inc. (a)	21,147	1,651,369
Protagonist Therapeutics, Inc. (a)	25,115	969,439
Supernus Pharmaceuticals, Inc. (a)	23,629	854,425
TG Therapeutics, Inc. (a),(b)	56,891	1,712,419
Vericel Corp. (a)	21,067	1,156,789
Vir Biotechnology, Inc. (a)	38,873	285,328
Xencor, Inc. (a)	29,369	674,900
		25,560,619
Real Estate Management & Development — .6%
Cushman & Wakefield PLC (a),(b)	98,285	1,285,568
eXp World Holdings, Inc. (b)	35,332	406,671
Kennedy-Wilson Holdings, Inc.	51,218	511,668

Statement of Investments (continued)
Description	Shares	Value ($)
Common Stocks — 99.0% (continued)
Real Estate Management & Development — .6% (continued)
Marcus & Millichap, Inc.	10,002	382,677
The St. Joe Co.	16,311	732,853
		3,319,437
Semiconductors & Semiconductor Equipment — 3.2%
Alpha & Omega Semiconductor Ltd. (a),(b)	10,036	371,633
Axcelis Technologies, Inc. (a)	14,012	979,018
CEVA, Inc. (a)	9,805	309,348
Cohu, Inc. (a)	20,495	547,217
Diodes, Inc. (a),(b)	19,893	1,226,801
FormFactor, Inc. (a)	33,119	1,457,236
Ichor Holdings Ltd. (a)	14,609	470,702
Impinj, Inc. (a)	9,772	1,419,481
Kulicke & Soffa Industries, Inc. (b)	23,270	1,085,778
MaxLinear, Inc. (a)	32,969	652,127
PDF Solutions, Inc. (a)	13,232	358,323
Penguin Solutions, Inc. (a),(b)	22,631	434,289
Photronics, Inc. (a)	27,321	643,683
Qorvo, Inc. (a)	38,554	2,696,081
Semtech Corp. (a)	35,937	2,222,703
SiTime Corp. (a)	8,069	1,731,043
SolarEdge Technologies, Inc. (a),(b)	24,724	336,246
Ultra Clean Holdings, Inc. (a)	19,135	687,903
Veeco Instruments, Inc. (a),(b)	24,056	644,701
Wolfspeed, Inc. (a),(b)	53,518	356,430
		18,630,743
Software & Services — 4.4%
A10 Networks, Inc.	30,566	562,414
ACI Worldwide, Inc. (a)	44,722	2,321,519
Adeia, Inc.	46,900	655,662
Agilysys, Inc. (a)	9,524	1,254,406
Alarm.com Holdings, Inc. (a)	21,132	1,284,826
BlackLine, Inc. (a)	22,168	1,346,928
Box, Inc., Cl. A (a)	61,029	1,928,516
Clear Secure, Inc., Cl. A	40,081	1,067,758
DigitalOcean Holdings, Inc. (a),(b)	26,973	918,970
DoubleVerify Holdings, Inc. (a)	60,157	1,155,616
DXC Technology Co. (a),(b)	77,493	1,548,310
Grid Dynamics Holdings, Inc. (a)	26,250	583,800
InterDigital, Inc. (b)	10,806	2,093,338
LiveRamp Holdings, Inc. (a)	28,061	852,213
MARA Holdings, Inc. (a),(b)	137,195	2,300,760
N-able, Inc. (a)	30,759	287,289
NCR Voyix Corp. (a),(b)	61,795	855,243
Progress Software Corp.	18,319	1,193,483
SolarWinds Corp.	23,457	334,262
Sprinklr, Inc., Cl. A (a),(b)	46,654	394,226
SPS Commerce, Inc. (a)	16,009	2,945,496
		25,885,035

Description	Shares	Value ($)
Common Stocks — 99.0% (continued)
Technology Hardware & Equipment — 4.3%
Advanced Energy Industries, Inc.	16,111	1,862,915
Arlo Technologies, Inc. (a)	42,440	474,904
Badger Meter, Inc.	12,526	2,657,015
Benchmark Electronics, Inc.	15,469	702,293
Calix, Inc. (a)	24,937	869,553
Corsair Gaming, Inc. (a)	17,968	118,768
CTS Corp.	13,032	687,177
Digi International, Inc. (a)	15,248	460,947
ePlus, Inc. (a)	11,365	839,646
Extreme Networks, Inc. (a)	55,511	929,254
Harmonic, Inc. (a)	49,581	655,957
Insight Enterprises, Inc. (a),(b)	11,655	1,772,725
Itron, Inc. (a)	19,244	2,089,513
Knowles Corp. (a)	37,434	746,060
NetScout Systems, Inc. (a)	30,335	657,056
OSI Systems, Inc. (a),(b)	6,551	1,096,834
PC Connection, Inc.	5,105	353,623
Plexus Corp. (a)	11,622	1,818,611
Rogers Corp. (a)	7,394	751,304
Sanmina Corp. (a)	23,327	1,765,154
ScanSource, Inc. (a)	9,246	438,723
TTM Technologies, Inc. (a)	43,595	1,078,976
Viasat, Inc. (a)	34,674	295,076
Viavi Solutions, Inc. (a)	95,716	966,732
Vishay Intertechnology, Inc.	48,578	822,911
Xerox Holdings Corp. (b)	48,906	412,278
		25,324,005
Telecommunication Services — 1.0%
Cogent Communications Holdings, Inc.	17,981	1,385,795
Gogo, Inc. (a)	24,710	199,904
Lumen Technologies, Inc. (a)	432,435	2,296,230
Shenandoah Telecommunications Co.	20,069	253,070
Telephone and Data Systems, Inc.	41,572	1,418,021
		5,553,020
Transportation — 2.6%
Alaska Air Group, Inc. (a)	54,077	3,501,486
Allegiant Travel Co. (b)	6,174	581,097
ArcBest Corp.	10,025	935,533
Forward Air Corp. (a)	8,343	269,062
Heartland Express, Inc.	18,198	204,182
Hertz Global Holdings, Inc. (a),(b)	53,608	196,205
Hub Group, Inc., Cl. A	26,074	1,161,857
JetBlue Airways Corp. (a),(b)	127,327	1,000,790
Marten Transport Ltd.	24,447	381,618
Matson, Inc.	14,136	1,906,098
RXO, Inc. (a),(b)	59,681	1,422,795
Schneider National, Inc., Cl. B (b)	19,709	577,080
SkyWest, Inc. (a)	17,186	1,720,834

Statement of Investments (continued)
Description	Shares	Value ($)
Common Stocks — 99.0% (continued)
Transportation — 2.6% (continued)
Sun Country Airlines Holdings, Inc. (a)	16,895	246,329
Werner Enterprises, Inc. (b)	26,796	962,512
		15,067,478
Utilities — 2.1%
American States Water Co.	16,213	1,260,074
Avista Corp.	34,035	1,246,702
California Water Service Group	25,656	1,162,987
Chesapeake Utilities Corp.	9,579	1,162,412
Clearway Energy, Inc., Cl. A	15,064	368,315
Clearway Energy, Inc., Cl. C	35,094	912,444
MDU Resources Group, Inc.	86,809	1,564,298
MGE Energy, Inc.	15,249	1,432,796
Middlesex Water Co.	7,445	391,830
Northwest Natural Holding Co.	16,870	667,377
Otter Tail Corp.	17,848	1,317,896
SJW Group	12,628	621,550
Unitil Corp.	6,988	378,680
		12,487,361
Total Common Stocks (cost $409,971,376)		575,753,170

	Number of Rights
Rights — .0%
Health Care Equipment & Services — .0%
Omniab Operations, Inc.-Earnout 12.5	3,619	0
Omniab Operations, Inc.-Earnout 15.0	3,619	0
Total Rights (cost $12,944)		0

Shares
Exchange-Traded Funds — .7%
Registered Investment Companies — .7%
iShares Core S&P Small-Cap ETF (cost $3,704,017)	33,153	3,819,889

1-Day Yield (%)
Investment Companies — .5%
Registered Investment Companies — .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(d) (cost $2,877,181)	4.54	2,877,181	2,877,181

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned — 1.1%
Registered Investment Companies — 1.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(d) (cost $6,591,083)	4.54	6,591,083	6,591,083
Total Investments (cost $423,156,601)		101.3%	589,041,323
Liabilities, Less Cash and Receivables		(1.3)%	(7,306,036)
Net Assets		100.0%	581,735,287

ETF—Exchange-Traded Fund
REIT—Real Estate Investment Trust

(a)	Non-income producing security.
(b)
Security, or portion thereof, on loan. At December 31, 2024, the value of the fund’s securities on loan was $88,294,857 and the value of the collateral was
$90,659,227, consisting of cash collateral of $6,591,083 and U.S. Government & Agency securities valued at $84,068,144.  In addition, the value of collateral may include pending sales that are also on loan.

(c)	Investment in real estate investment trust within the United States.
(d)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Affiliated Issuers
Description	Value ($) 12/31/2023	Purchases ($)†	Sales ($)	Value ($) 12/31/2024	Dividends/ Distributions ($)
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .5%	5,398,157	208,642,904	(211,163,880)	2,877,181	135,306
Investment of Cash Collateral for Securities Loaned - 1.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.1%	9,732,014	90,505,034	(93,645,965)	6,591,083	175,563††
Total - 1.6%	15,130,171	299,147,938	(304,809,845)	9,468,264	310,869

†	Includes reinvested dividends/distributions.
††
Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized (Depreciation) ($)
Futures Long
E-Mini Russell 2000	25	3/21/2025	2,955,549	2,812,250	(143,299)

Gross Unrealized Depreciation	(143,299)
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2024
	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $88,294,857)—Note 1(c):
Unaffiliated issuers	413,688,337	579,573,059
Affiliated issuers	9,468,264	9,468,264
Cash collateral held by broker—Note 4		234,000
Dividends and securities lending income receivable		743,872
Receivable for investment securities sold		438,128
Receivable for shares of Beneficial Interest subscribed		326,919
Receivable for futures variation margin—Note 4		2,625
		590,786,867
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		307,928
Cash overdraft due to Custodian		1,011,513
Liability for securities on loan—Note 1(c)		6,591,083
Payable for investment securities purchased		631,108
Payable for shares of Beneficial Interest redeemed		492,229
Trustees’ fees and expenses payable		9,024
Interest payable—Note 2		8,695
		9,051,580
Net Assets ($)		581,735,287
Composition of Net Assets ($):
Paid-in capital		367,859,369
Total distributable earnings (loss)		213,875,918
Net Assets ($)		581,735,287
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		29,997,145
Net Asset Value Per Share ($)		19.39
See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2024

Investment Income ($):
Income:
Cash dividends (net of $9,722 foreign taxes withheld at source):
Unaffiliated issuers	9,441,816
Affiliated issuers	135,306
Income from securities lending—Note 1(c)	175,563
Interest	14,612
Total Income	9,767,297
Expenses:
Management fee—Note 3(a)	2,020,151
Distribution fees—Note 3(b)	1,442,965
Interest expense—Note 2	33,317
Trustees’ fees—Notes 3(a) and 3(c)	25,890
Loan commitment fees—Note 2	10,983
Total Expenses	3,533,306
Less—Trustees’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(25,890)
Net Expenses	3,507,416
Net Investment Income	6,259,881
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	52,859,667
Net realized gain (loss) on futures	278,673
Net Realized Gain (Loss)	53,138,340
Net change in unrealized appreciation (depreciation) on investments	(16,670,012)
Net change in unrealized appreciation (depreciation) on futures	(354,510)
Net Change in Unrealized Appreciation (Depreciation)	(17,024,522)
Net Realized and Unrealized Gain (Loss) on Investments	36,113,818
Net Increase in Net Assets Resulting from Operations	42,373,699
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2024	2023
Operations ($):
Net investment income	6,259,881	6,509,587
Net realized gain (loss) on investments	53,138,340	16,362,504
Net change in unrealized appreciation (depreciation) on investments	(17,024,522)	54,945,874
Net Increase (Decrease) in Net Assets Resulting from Operations	42,373,699	77,817,965
Distributions ($):
Distributions to shareholders	(19,677,634)	(34,981,170)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	189,396,668	59,813,229
Distributions reinvested	19,677,634	34,981,170
Cost of shares redeemed	(228,895,292)	(82,660,307)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(19,820,990)	12,134,092
Total Increase (Decrease) in Net Assets	2,875,075	54,970,887
Net Assets ($):
Beginning of Period	578,860,212	523,889,325
End of Period	581,735,287	578,860,212
Capital Share Transactions (Shares):
Shares sold	10,025,982	3,526,529
Shares issued for distributions reinvested	1,078,226	2,162,001
Shares redeemed	(12,262,650)	(4,879,125)
Net Increase (Decrease) in Shares Outstanding	(1,158,442)	809,405
See notes to financial statements.

FINANCIAL HIGHLIGHTS
The following table describes the performance for the fiscal periods indicated. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.
	Year Ended December 31,
Service Shares	2024	2023	2022	2021	2020
Per Share Data ($):
Net asset value, beginning of period	18.58	17.26	23.55	19.06	19.06
Investment Operations:
Net investment income(a)	.20	.21	.18	.16	.14
Net realized and unrealized gain (loss) on investments	1.24	2.28	(3.76)	4.79	1.04
Total from Investment Operations	1.44	2.49	(3.58)	4.95	1.18
Distributions:
Dividends from net investment income	(.21 )	(.19 )	(.19 )	(.15 )	(.18 )
Dividends from net realized gain on investments	(.42 )	(.98 )	(2.52)	(.31 )	(1.00)
Total Distributions	(.63 )	(1.17)	(2.71)	(.46 )	(1.18)
Net asset value, end of period	19.39	18.58	17.26	23.55	19.06
Total Return (%)	7.96	15.39	(16.65)	26.14	10.64
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.61	.61	.61	.61	.61
Ratio of net expenses to average net assets	.61	.60	.60	.60	.60
Ratio of net investment income to average net assets	1.08	1.22	.97	.73	.95
Portfolio Turnover Rate	77.24	38.37	28.27	46.01	47.77
Net Assets, end of period ($ x 1,000)	581,735	578,860	523,889	723,023	617,985

(a)	Based on average shares outstanding.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
NOTE 1—
Significant Accounting Policies:
Small Cap Stock Index Portfolio (the “fund”) is a separate diversified series of BNY Mellon Investment Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The fund’s investment objective is to seek to match the performance of the Standard & Poor’s® SmallCap 600 Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY”), serves as the fund’s investment adviser.
BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in Service Shares which bears a Distribution Plan.
The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.
(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Investments in equity securities and exchange-traded funds are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (continued)
Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.
Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.
Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.
The following is a summary of the inputs used as of December 31, 2024 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	575,753,170	—	—	575,753,170
Exchange-Traded Funds	3,819,889	—	—	3,819,889
Rights	—	0	—	0
Investment Companies	9,468,264	—	—	9,468,264
Liabilities ($)
Other Financial Instruments:
Futures††	(143,299)	—	—	(143,299)

†	See Statement of Investments for additional detailed categorizations, if any.
††
Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of December 31, 2024, if any, are disclosed in the fund’s Statement of Assets and Liabilities.
(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is

NOTES TO FINANCIAL STATEMENTS (continued)
either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default, and is not reflected in the Statement of Assets and Liabilities. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2024, BNY earned $23,955 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.
For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of December 31, 2024, the fund had securities lending and the impact of netting of assets and liabilities and the offsetting of collateral pledged or received, if any, based on contractual netting/set-off provisions in the securities lending agreement are detailed in the following table:
	Assets ($)	Liabilities ($)
Gross amount of securities loaned, at value, as disclosed in the Statement of Assets and Liabilities	88,294,857	-
Collateral (received)/posted not offset in the Statement of Assets and Liabilities	(88,294,857)†	-
Net amount	-	-

†
The value of the related collateral received by the fund exceeded the value of the securities loaned by the fund pursuant to the securities lending agreement. In addition, the value of collateral may include pending sales that are also on loan. See Statement of Investments for detailed information regarding collateral received for open securities lending.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.
(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.
Indexing Strategy Risk: The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund’s expenses and/or use of sampling techniques, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares.
(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.
(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

NOTES TO FINANCIAL STATEMENTS (continued)
As of and during the period ended December 31, 2024, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2024, the fund did not incur any interest or penalties.
Each tax year in the four-year period ended December 31, 2024 remains subject to examination by the Internal Revenue Service and state taxing authorities.
At December 31, 2024, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $7,145,904, undistributed capital gains $54,425,022 and unrealized appreciation $152,304,992.
The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2024 and December 31, 2023 were as follows: ordinary income $6,649,877 and $5,623,692, and long-term capital gains $13,027,757 and $29,357,478, respectively.
(h) Operating segment reporting: In this reporting period, the fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the fund’s financial position or the results of its operations. The ASU 2023-07 is effective for public entities for fiscal years beginning after December 15, 2023, and requires retrospective application for all prior periods presented within the financial statements.
Since its commencement, the fund operates and is managed as a single reportable segment deriving returns in the form of dividends, interest and/or gains from the investments made in pursuit of its single stated investment objective as outlined in the fund’s prospectus.  The accounting policies of the fund are consistent with those described in these Notes to Financial Statements. The chief operating decision maker (“CODM”) is represented by BNY Investments, the management of the fund’s Adviser, comprising of Senior Management and Directors. The CODM considers net increase in net assets resulting from operations in deciding whether to purchase additional investments or to make distributions to its shareholders.  Detailed financial information for the fund is disclosed within these financial statements with total assets and liabilities disclosed on the Statement of Assets and Liabilities, investments held on the Statement of Investments, results of operations and significant segment expenses on the Statement of Operations and other information about the fund’s performance, including total return, portfolio turnover and ratios within the Financial Highlights.
NOTE 2—
Bank Lines of Credit:
The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY (the “BNY Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNY Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.
During the period ended December 31, 2024, the fund was charged $33,317 for interest expense. These fees are included in Interest expense in the Statement of Operations. The average amount of borrowings outstanding under the Citibank Credit Facility during the period ended December 31, 2024 was approximately $550,000 with a related weighted average annualized interest rate of 6.06%. As of December 31, 2024, the fund has no outstanding loan balance from either Facility.
NOTE 3—
Management Fee and Other Transactions with Affiliates:
(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .35% of the value of the fund’s average daily net assets and is payable monthly. The fund’s Adviser has agreed in its management agreement with the fund to pay all of the fund’s direct expenses, except management fees, Rule 12b-1 Distribution Plan fees and certain other expenses, including the fees and expenses of the non-interested board members and their counsel. The Adviser has further agreed to reduce it’s fees in an amount equal to the fund’s allocable portion of the fees and expenses of the non-interested board members and their counsel. These provisions in the management agreement may not be amended without the approval of the fund’s shareholders. During the period ended December 31, 2024, fees reimbursed by the Adviser amounted to $25,890.
(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing its shares, for servicing and/or maintaining shareholder accounts and for advertising and marketing. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the fund’s average daily net assets. The Distributor may make payments

NOTES TO FINANCIAL STATEMENTS (continued)
to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2024, the fund was charged $1,442,965 pursuant to the Distribution Plan.
The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: Management fee of $180,710, Distribution Plan fees of $129,078, which are offset against an expense reimbursement currently in effect in the amount of $1,860.
(c) Each board member of the fund also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.
NOTE 4—
Securities Transactions:
The aggregate amount of purchases and sales of investment securities, excluding short-term securities and derivatives, during the period ended December 31, 2024, amounted to $450,020,919 and $485,181,694, respectively.
Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Rule 18f-4 under the Act regulates the use of derivatives transactions for certain funds registered under the Act. The fund is deemed a “limited” derivatives user under the rule and is required to limit its derivatives exposure so that the total notional value of applicable derivatives does not exceed 10% of fund’s net assets, and is subject to certain reporting requirements. Each type of derivative instrument that was held by the fund during the period ended December 31, 2024 is discussed below.
Deposits with Broker:  The amount included in deposits held with broker represents cash balances that are held by a broker including collateral required for derivative contracts within Cash collateral held by broker in the Statement of Asset and Liabilities. Any income earned on cash balances held by a broker is recorded as interest income to the fund.
Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of  Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at December 31, 2024 are set forth in the Statement of Investments.
The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.
Fair value of derivative instruments as of December 31, 2024 is shown below:
	Derivative Assets ($)		Derivative Liabilities ($)
Equity Risk	-	Equity Risk	(143,299)(1)
Gross fair value of derivative contracts	-		(143,299)

Statement of Assets and Liabilities location:
(1)	Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Investments, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
The effect of derivative instruments in the Statement of Operations during the period ended December 31, 2024 is shown below:
Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures(1)	Total
Equity	278,673	278,673
Total	278,673	278,673

NOTES TO FINANCIAL STATEMENTS (continued)

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures(2)	Total
Equity	(354,510)	(354,510)
Total	(354,510)	(354,510)

Statement of Operations location:
(1)	Net realized gain (loss) on futures.
(2)	Net change in unrealized appreciation (depreciation) on futures.
The following table summarizes the monthly average market value of derivatives outstanding during the period ended December 31, 2024:
Average Market Value ($)
Futures:
Equity Futures Long	2,901,017
At December 31, 2024, the cost of investments for federal income tax purposes was $436,736,331; accordingly, accumulated net unrealized appreciation on investments was $152,304,992, consisting of $207,838,922 gross unrealized appreciation and $55,533,930 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Trustees of Small Cap Stock Index Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Small Cap Stock Index Portfolio (the “Fund”) (one of the funds constituting BNY Mellon Investment Portfolios (the “Trust”)), including the statement of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Investment Portfolios) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.
New York, New York
February 11, 2025

IMPORTANT TAX INFORMATION (Unaudited)
For federal tax purposes, the fund hereby reports 94.17% of the ordinary dividends paid during the fiscal year ended December 31, 2024 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2025 of the percentage applicable to the preparation of their 2024 income tax returns.The fund also hereby reports $.4167 per share as a long-term capital gain distribution paid on March 26, 2024.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies (Unaudited)
N/A

Item 9. Proxy Disclosures for Open-End Management Investment Companies (Unaudited)
N/A

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies (Unaudited)
Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets. Trustees fees paid by the fund are within Item 7. Statement of Operations as Trustees’ fees and expenses.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contracts (Unaudited)
At a meeting of the fund’s Board of Trustees held on August 14-15, 2024, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.
Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.
The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.
Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Service shares with the performance of two other small-cap core pure index funds underlying variable insurance products (“VIPs”) benchmarked against the S&P SmallCap Index selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all small-cap core funds underlying VIPs (the “Performance Universe”), all for various periods ended June 30, 2024, and (2) the fund’s actual and contractual management fees and total expenses with those of the same two funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all small-cap core funds underlying VIPs with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.
Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was at the Performance Group median for all periods and was below the Performance Universe median for all periods, except for the ten-year period when the fund’s total return performance was above the Performance Universe median. It was noted that there were only two other funds in the Performance Group. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.
Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.
The Board noted that the Adviser pays all fund expenses, other than the actual management fee and certain other expenses. Because of the fund’s “unitary fee” structure, the Board recognized that the fund’s fees and expenses will vary within a much smaller range and the

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contracts (Unaudited) (continued)
Adviser will bear the risk that fund expenses may increase over time. On the other hand, the Board noted that it is possible that the Adviser could earn a profit on the fees charged under the Agreement and would benefit from any price decreases in third party services covered by the Agreement. Taking into account the fund’s unitary fee structure, the Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and higher than the Expense Universe median actual management fee, and the fund’s total expenses were higher than the Expense Group median and slightly lower than the Expense Universe median total expenses.
Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.
Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.
The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fee under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.
At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.
●The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.
●The Board generally was satisfied with the fund’s overall relative performance.
●The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.
●The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.
In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

© 2025 BNY Mellon Securities Corporation
Code-0410NCSRAR1224

BNY Mellon Investment Portfolios, Technology Growth Portfolio
ANNUAL FINANCIALS AND OTHER INFORMATION
December 31, 2024

Initial Shares
Service Shares

IMPORTANT NOTICE – CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS
The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments which have resulted in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Reports are now streamlined to highlight key information. Certain information previously included in Reports, including financial statements, no longer appear in the Reports but will be available online within the Semi-Annual and Annual Financials and Other Information, delivered free of charge to shareholders upon request, and filed with the SEC.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bny.com/investments and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon
Family of Funds.
Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
The Fund
Please note the Annual Financials and Other Information only contains Items 7-11 required in Form N-CSR. All other required items will be filed with the SEC.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Technology Growth Portfolio
Statement of Investments
December 31, 2024

Description	Shares	Value ($)
Common Stocks — 95.7%
Aerospace & Defense — 2.5%
Axon Enterprise, Inc. (a)	52,776	31,365,832
Application Software — 10.4%
Adobe, Inc. (a)	44,762	19,904,766
Datadog, Inc., Cl. A (a)	64,883	9,271,132
HubSpot, Inc. (a)	43,905	30,591,687
Intuit, Inc.	58,351	36,673,603
Klaviyo, Inc., Cl. A (a)	771,291	31,808,041
		128,249,229
Broadline Retail — 5.7%
Amazon.com, Inc. (a)	275,564	60,455,986
PDD Holdings, Inc., ADR (a)	95,884	9,299,789
		69,755,775
Education Services — .5%
Duolingo, Inc. (a),(b)	20,604	6,680,435
Health Care Equipment — .5%
Intuitive Surgical, Inc. (a)	12,302	6,421,152
Hotels, Resorts & Cruise Lines — 1.2%
Airbnb, Inc., Cl. A (a)	111,607	14,666,276
Interactive Media & Services — 11.0%
Alphabet, Inc., Cl. C	270,304	51,476,694
Meta Platforms, Inc., Cl. A	85,742	50,202,798
Pinterest, Inc., Cl. A (a)	355,827	10,318,983
Tencent Holdings Ltd., ADR (b)	443,755	23,598,891
		135,597,366
Internet Services & Infrastructure — 6.9%
Akamai Technologies, Inc. (a)	185,013	17,696,493
MongoDB, Inc. (a)	55,692	12,965,655
Shopify, Inc., Cl. A (a)	514,366	54,692,537
		85,354,685
Movies & Entertainment — 6.0%
Netflix, Inc. (a)	56,922	50,735,717
Spotify Technology SA (a)	52,980	23,702,193
		74,437,910
Real Estate Services — 1.8%
CoStar Group, Inc. (a)	312,199	22,350,326
Semiconductor Materials & Equipment — 5.8%
Applied Materials, Inc.	118,212	19,224,818
ASML Holding NV	24,747	17,151,651
Lam Research Corp.	378,071	27,308,068
Onto Innovation, Inc. (a)	46,363	7,727,321
		71,411,858
Semiconductors — 23.9%
Infineon Technologies AG, ADR	592,343	19,209,683
Micron Technology, Inc.	439,341	36,974,939
NVIDIA Corp.	753,379	101,171,266
QUALCOMM, Inc.	195,228	29,990,925
Synaptics, Inc. (a)	266,229	20,318,597
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	439,818	86,859,657
3

Statement of Investments (continued)
Description	Shares	Value ($)
Common Stocks — 95.7% (continued)
Semiconductors — 23.9% (continued)
		294,525,067
Systems Software — 13.7%
JFrog Ltd. (a)	515,408	15,158,149
Microsoft Corp.	141,038	59,447,517
Oracle Corp.	245,716	40,946,114
ServiceNow, Inc. (a)	50,497	53,532,880
		169,084,660
Technology Hardware, Storage & Peripherals — 5.8%
Apple, Inc.	216,867	54,307,834
Pure Storage, Inc., Cl. A (a)	278,217	17,090,871
		71,398,705
Total Common Stocks (cost $676,517,469)		1,181,299,276
Private Equity — 1.1%
Real Estate Services — .1%
Roofstock, Ser. E (a),(c)	83,989	473,698
Systems Software — 1.0%
Databricks, Inc., Ser. H (a),(c)	71,556	6,321,257
Databricks, Inc., Ser. I (a),(c)	6,159	544,086
Databricks, Inc., Ser. J (a),(c)	63,444	5,604,643
		12,469,986
Total Private Equity (cost $14,055,911)		12,943,684

	1-Day Yield (%)
Investment Companies — 3.3%
Registered Investment Companies — 3.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(d) (cost $40,404,102)	4.54	40,404,102	40,404,102
Investment of Cash Collateral for Securities Loaned — .9%
Registered Investment Companies — .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(d) (cost $11,669,070)	4.54	11,669,070	11,669,070
Total Investments (cost $742,646,552)		101.0%	1,246,316,132
Liabilities, Less Cash and Receivables		(1.0%)	(12,141,886)
Net Assets		100.0%	1,234,174,246

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)
Security, or portion thereof, on loan. At December 31, 2024, the value of the fund’s securities on loan was $11,525,651 and the value of the collateral was
$11,768,583, consisting of cash collateral of $11,669,070 and U.S. Government & Agency securities valued at $99,513.  In addition, the value of collateral may include pending sales that are also on loan.

4

(c)	The fund held Level 3 securities at December 31, 2024. These securities were valued at $12,943,684 or 1.0% of net assets.
(d)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Affiliated Issuers
Description	Value ($) 12/31/2023	Purchases ($)†	Sales ($)	Value ($) 12/31/2024	Dividends/ Distributions ($)
Registered Investment Companies - 3.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 3.3%	15,377,438	267,919,417	(242,892,753)	40,404,102	717,026
Investment of Cash Collateral for Securities Loaned - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .9%	7,515,494	165,199,708	(161,046,132)	11,669,070	34,054††
Total - 4.2%	22,892,932	433,119,125	(403,938,885)	52,073,172	751,080

†	Includes reinvested dividends/distributions.
††
Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.
5

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2024
	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $11,525,651)—Note 1(c):
Unaffiliated issuers	690,573,380	1,194,242,960
Affiliated issuers	52,073,172	52,073,172
Cash denominated in foreign currency	53,099	53,510
Dividends and securities lending income receivable		482,874
Receivable for shares of Beneficial Interest subscribed		445,963
Tax reclaim receivable—Note 1(b)		57,883
Prepaid expenses		3,845
		1,247,360,207
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		1,023,869
Liability for securities on loan—Note 1(c)		11,669,070
Payable for shares of Beneficial Interest redeemed		418,064
Trustees’ fees and expenses payable		1,500
Other accrued expenses		73,458
		13,185,961
Net Assets ($)		1,234,174,246
Composition of Net Assets ($):
Paid-in capital		652,914,590
Total distributable earnings (loss)		581,259,656
Net Assets ($)		1,234,174,246

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	321,904,413	912,269,833
Shares Outstanding	9,140,693	28,902,217
Net Asset Value Per Share ($)	35.22	31.56
See notes to financial statements.
6

STATEMENT OF OPERATIONS
Year Ended December 31, 2024

Investment Income ($):
Income:
Cash dividends (net of $229,927 foreign taxes withheld at source):
Unaffiliated issuers	4,039,864
Affiliated issuers	717,026
Income from securities lending—Note 1(c)	34,054
Interest	396
Total Income	4,791,340
Expenses:
Management fee—Note 3(a)	8,650,478
Distribution fees—Note 3(b)	2,135,942
Professional fees	100,218
Trustees’ fees and expenses—Note 3(c)	53,396
Loan commitment fees—Note 2	25,316
Chief Compliance Officer fees—Note 3(b)	19,715
Custodian fees—Note 3(b)	16,982
Prospectus and shareholders’ reports	16,573
Shareholder servicing costs—Note 3(b)	1,297
Interest expense—Note 2	1,219
Miscellaneous	33,874
Total Expenses	11,055,010
Less—reduction in fees due to earnings credits—Note 3(b)	(294)
Net Expenses	11,054,716
Net Investment (Loss)	(6,263,376)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	167,420,031
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	95,132,396
Net Realized and Unrealized Gain (Loss) on Investments	262,552,427
Net Increase in Net Assets Resulting from Operations	256,289,051
See notes to financial statements.
7

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2024	2023
Operations ($):
Net investment (loss)	(6,263,376)	(4,170,928)
Net realized gain (loss) on investments	167,420,031	5,802,503
Net change in unrealized appreciation (depreciation) on investments	95,132,396	396,522,014
Net Increase (Decrease) in Net Assets Resulting from Operations	256,289,051	398,153,589
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	23,074,894	24,565,412
Service Shares	76,399,621	29,448,379
Cost of shares redeemed:
Initial Shares	(33,209,238)	(23,157,838)
Service Shares	(120,392,156)	(84,681,382)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(54,126,879)	(53,825,429)
Total Increase (Decrease) in Net Assets	202,162,172	344,328,160
Net Assets ($):
Beginning of Period	1,032,012,074	687,683,914
End of Period	1,234,174,246	1,032,012,074

Capital Share Transactions (Shares):
Initial Shares
Shares sold	710,292	1,149,888
Shares redeemed	(1,065,187)	(985,828)
Net Increase (Decrease) in Shares Outstanding	(354,895)	164,060
Service Shares
Shares sold	2,580,477	1,437,092
Shares redeemed	(4,114,410)	(4,086,349)
Net Increase (Decrease) in Shares Outstanding	(1,533,933)	(2,649,257)
See notes to financial statements.
8

FINANCIAL HIGHLIGHTS
The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.
	Year Ended December 31,
Initial Shares	2024	2023	2022	2021	2020
Per Share Data ($):
Net asset value, beginning of period	28.01	17.57	35.59	36.68	25.26
Investment Operations:
Net investment (loss)(a)	(.12 )	(.07 )	(.06 )	(.17 )	(.03 )
Net realized and unrealized gain (loss) on investments	7.33	10.51	(15.61)	4.14	14.68
Total from Investment Operations	7.21	10.44	(15.67)	3.97	14.65
Distributions:
Dividends from net investment income	-	-	-	-	(.08 )
Dividends from net realized gain on investments	-	-	(2.35)	(5.06)	(3.15)
Total Distributions	-	-	(2.35)	(5.06)	(3.23)
Net asset value, end of period	35.22	28.01	17.57	35.59	36.68
Total Return (%)	25.74	59.42	(46.39)	12.93	69.92
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.77	.78	.78	.78	.78
Ratio of net expenses to average net assets	.77	.78	.78	.78	.78
Ratio of net investment (loss) to average net assets	(.36 )	(.29 )	(.27 )	(.49 )	(.10 )
Portfolio Turnover Rate	34.96	36.88	51.13	38.70	80.81
Net Assets, end of period ($ x 1,000)	321,904	265,980	163,979	266,078	227,325

(a)	Based on average shares outstanding.
See notes to financial statements.
9

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Service Shares	2024	2023	2022	2021	2020
Per Share Data ($):
Net asset value, beginning of period	25.17	15.83	32.42	33.95	23.63
Investment Operations:
Net investment (loss)(a)	(.18 )	(.11 )	(.10 )	(.24 )	(.09 )
Net realized and unrealized gain (loss) on investments	6.57	9.45	(14.14)	3.77	13.58
Total from Investment Operations	6.39	9.34	(14.24)	3.53	13.49
Distributions:
Dividends from net investment income	-	-	-	-	(.02 )
Dividends from net realized gain on investments	-	-	(2.35)	(5.06)	(3.15)
Total Distributions	-	-	(2.35)	(5.06)	(3.17)
Net asset value, end of period	31.56	25.17	15.83	32.42	33.95
Total Return (%)	25.39	59.00	(46.52)	12.64	69.57
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.02	1.03	1.03	1.03	1.03
Ratio of net expenses to average net assets	1.02	1.03	1.03	1.03	1.03
Ratio of net investment (loss) to average net assets	(.61 )	(.54 )	(.52 )	(.74 )	(.34 )
Portfolio Turnover Rate	34.96	36.88	51.13	38.70	80.81
Net Assets, end of period ($ x 1,000)	912,270	766,032	523,705	853,460	736,258

(a)	Based on average shares outstanding.
See notes to financial statements.
10

NOTES TO FINANCIAL STATEMENTS
NOTE 1—
Significant Accounting Policies:
Technology Growth Portfolio (the “fund”) is a separate diversified series of BNY Mellon Investment Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser” or “NIMNA”), an indirect wholly-owned subsidiary of BNY and an affiliate of the Adviser, serves as the fund’s sub-adviser. NIMNA has entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (“NIM”), which enables NIM to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of NIMNA and the Adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, was formed in 1978. NIM is an indirect subsidiary of BNY.
BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.
The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.
(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
11

NOTES TO FINANCIAL STATEMENTS (continued)
The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.
Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.
Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.
Investment in private equity securities will be fair valued by the Board in accordance with valuation procedures approved by the Board. Those portfolio valuations will be based on unobservable inputs and certain assumptions about how market participants would price the instrument. The fund expects that inputs into the determination of fair value of those investments will require significant management judgment or estimation. Because valuations may fluctuate over short periods of time and may be based on estimates, fair value determinations may differ materially from the value received in an actual transaction. Additionally, valuations of private companies are inherently uncertain. The fund’s net asset value could be adversely affected if the fund’s determinations regarding the fair value of those investments were materially higher or lower than the values that it ultimately realized upon the disposal of such investments. These securities are categorized within Level 3 of the fair value hierarchy.
Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
The following is a summary of the inputs used as of December 31, 2024 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	1,181,299,276	—	—	1,181,299,276
Equity Securities - Private Equity	—	—	12,943,684	12,943,684
Investment Companies	52,073,172	—	—	52,073,172

†	See Statement of Investments for additional detailed categorizations, if any.
12

NOTES TO FINANCIAL STATEMENTS (continued)
The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:
Equity Securities-Private Equity ($)
Balance as of 12/31/2023†	8,608,924
Purchases/Issuances	5,868,570
Sales/Dispositions	-
Net realized gain (loss)	-
Change in unrealized appreciation (depreciation)	(1,533,810)
Transfers into Level 3	-
Transfers out of Level 3	-
Balance as of 12/31/2024†	12,943,684
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized appreciation (depreciation) relating to investments still held at 12/31/2024	(1,533,810)

†	Securities deemed as Level 3 due to the lack of observable inputs by management assessment.
The following table summarizes the significant unobservable inputs the fund used to value its investment categorized within Level 3 as of December 31, 2024.  In addition to the techniques and inputs noted in the table below, according to the fund’s valuation policy, other valuation techniques and methodologies when determining the fund’s fair value measurements may be used.  The below table is not intended to be all-inclusive, but rather provide information on the significant unobservable inputs as they are to the fund’s determination of fair values.
Asset Type	Value ($)	Valuation Techniques/ Methodologies	Unobservable Inputs	Amount or Range/ Weighted Average
Private Equity	12,943,684	Market Comparables/ Companies	Changes in Enterprise Market Value of Comparables during the quarter	(-4.6%)-(-12.0%)/(-4.87%)

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.
Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of December 31, 2024, if any, are disclosed in the fund’s Statement of Assets and Liabilities.
(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower
13

NOTES TO FINANCIAL STATEMENTS (continued)
default, and is not reflected in the Statement of Assets and Liabilities. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2024, BNY earned $4,644 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.
For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of December 31, 2024, the fund had securities lending and the impact of netting of assets and liabilities and the offsetting of collateral pledged or received, if any, based on contractual netting/set-off provisions in the securities lending agreement are detailed in the following table:
	Assets ($)	Liabilities ($)
Gross amount of securities loaned, at value, as disclosed in the Statement of Assets and Liabilities	11,525,651	-
Collateral (received)/posted not offset in the Statement of Assets and Liabilities	(11,525,651)†	-
Net amount	-	-

†
The value of the related collateral received by the fund exceeded the value of the securities loaned by the fund pursuant to the securities lending agreement. In addition, the value of collateral may include pending sales that are also on loan. See Statement of Investments for detailed information regarding collateral received for open securities lending.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.
(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.
Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.
Technology Company Risk: The technology sector has been among the most volatile sectors of the stock market. Because the fund’s investments are concentrated in the technology sector, its performance will be significantly affected by developments in that sector. Technology companies, especially small-cap technology companies, involve greater risk because their revenue and/or earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of tech stocks than it does in other sectors. Fund investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled. The risks associated with technology companies are magnified in the case of small-cap technology companies. The shares of smaller technology companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on the fund’s ability to sell these securities.
(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may
14

NOTES TO FINANCIAL STATEMENTS (continued)
make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.
(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.
As of and during the period ended December 31, 2024, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2024, the fund did not incur any interest or penalties.
Each tax year in the four-year period ended December 31, 2024 remains subject to examination by the Internal Revenue Service and state taxing authorities.
At December 31, 2024, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $78,053,615 and unrealized appreciation $503,206,041.
During the period ended December 31, 2024, as a result of permanent book to tax differences, primarily due to tax treatment for net operating losses, the fund increased total distributable earnings (loss) by $6,263,376 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.
(h) Operating segment reporting: In this reporting period, the fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the fund’s financial position or the results of its operations. The ASU 2023-07 is effective for public entities for fiscal years beginning after December 15, 2023, and requires retrospective application for all prior periods presented within the financial statements.
Since its commencement, the fund operates and is managed as a single reportable segment deriving returns in the form of dividends, interest and/or gains from the investments made in pursuit of its single stated investment objective as outlined in the fund’s prospectus.  The accounting policies of the fund are consistent with those described in these Notes to Financial Statements. The chief operating decision maker (“CODM”) is represented by BNY Investments, the management of the fund’s Adviser, comprising of Senior Management and Directors. The CODM considers net increase in net assets resulting from operations in deciding whether to purchase additional investments or to make distributions to its shareholders.  Detailed financial information for the fund is disclosed within these financial statements with total assets and liabilities disclosed on the Statement of Assets and Liabilities, investments held on the Statement of Investments, results of operations and significant segment expenses on the Statement of Operations and other information about the fund’s performance, including total return, portfolio turnover and ratios within the Financial Highlights.
NOTE 2—
Bank Lines of Credit:
The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY (the “BNY Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNY Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.
During the period ended December 31, 2024, the fund was charged $1,219 for interest expense. These fees are included in Interest expense in the Statement of Operations. The average amount of borrowings outstanding under the Citibank Credit Facility during the period ended December 31, 2024 was approximately $19,126 with a related weighted average annualized interest rate of 6.37%. As of December 31, 2024, the fund has no outstanding loan balance from either Facility.
NOTE 3—
Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:
(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of
15

NOTES TO FINANCIAL STATEMENTS (continued)
the fund’s average daily net assets and is payable monthly.
Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.
(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2024, Service shares were charged $2,135,942 pursuant to the Distribution Plan.
The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.
The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.
The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of  Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2024, the fund was charged $1,089 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $294.
The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2024, the fund was charged $16,982 pursuant to the custody agreement.
During the period ended December 31, 2024, the fund was charged $19,715 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.
The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: Management fee of $814,112, Distribution Plan fees of $200,909, Custodian fees of $4,500, Chief Compliance Officer fees of $4,124 and Transfer Agent fees of $224.
(c) Each board member of the fund also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.
NOTE 4—
Securities Transactions:
The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2024, amounted to $395,304,226 and $480,623,451, respectively.
At December 31, 2024, the cost of investments for federal income tax purposes was $743,110,502; accordingly, accumulated net unrealized appreciation on investments was $503,205,630, consisting of $529,145,557 gross unrealized appreciation and $25,939,927 gross unrealized depreciation.
NOTE 5—
Subsequent Event:
In-Kind Redemptions: Effective February 7, 2025 (the “Redemption Date”), the fund will transfer approximately 80% of the fund net assets in securities and cash to shareholders in connection with an in-kind redemption transaction. For financial reporting purposes, these transactions will be treated as sales of securities and the resulting gains and losses will be recognized based on the market value of the securities on the Redemption Date. For tax purposes, this will be a tax-free event, and no gains or losses will be recognized to the fund.
16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Trustees of Technology Growth Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Technology Growth Portfolio (the “Fund”) (one of the funds constituting BNY Mellon Investment Portfolios (the “Trust”)), including the statement of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Investment Portfolios) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.
New York, New York
February 11, 2025
17

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies (Unaudited)
N/A
18

Item 9. Proxy Disclosures for Open-End Management Investment Companies (Unaudited)
N/A
19

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies (Unaudited)
Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets. Trustees fees paid by the fund are within Item 7. Statement of Operations as Trustees’ fees and expenses.
20

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contracts (Unaudited)
At a meeting of the fund’s Board of Trustees held on August 14-15, 2024, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, the Sub-Investment Advisory Agreement, pursuant to which Newton Investment Management North America, LLC (the “Sub-Adviser” or “NIMNA”) provides day-to-day management of the fund’s investments, and the Sub-Sub-Investment Advisory Agreement (collectively with the Management Agreement and the Sub-Investment Advisory Agreement, the “Agreements”) between NIMNA and Newton Investment Management Limited (“NIM”), pursuant to which NIMNA may use the investment advisory personnel, resources and capabilities available at its sister company, NIM, in providing the day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.
Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.
The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.
Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Initial shares with the performance of a group of science and technology funds underlying variable insurance products (“VIPs”) selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all science and technology funds underlying VIPs (the “Performance Universe”), all for various periods ended June 30, 2024, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all science and technology funds underlying VIPs with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.
Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods, except for the one-year period when the fund’s total return performance was equal to the Performance Group median, and was below the Performance Universe median for all periods, except for the one- and two-year periods when the fund’s total return performance was above and equal to, respectively, the Performance Universe median. The Board discussed with representatives of the Adviser and the Sub-Adviser the reasons for the fund’s underperformance versus the Performance Group and Performance Universe during the periods under review and noted that, effective in March
21

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contracts (Unaudited) (continued)
2022 and May 2024, the fund appointed new primary portfolio managers. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.
Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.
The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and slightly lower than the Expense Universe median actual management fee, and the fund’s total expenses were lower than the Expense Group median and lower than the Expense Universe median total expenses.
Representatives of the Adviser noted that there were no other funds advised by the Adviser that are in the same Lipper category as the fund or separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-Adviser that are considered to have similar investment strategies and policies as the fund.
The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.
Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.
The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.
At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.
●The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.
●The Board generally was satisfied with the fund’s recent relative performance and, noting the relatively recent appointment of the portfolio management team, determined to continue to monitor the fund’s performance.
●The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.
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●The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.
In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.
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© 2025 BNY Mellon Securities Corporation
Code-0175NCSRAR1224

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Portfolio Managers for Closed-End Management Investment Companies.

Not applicable.

Item 14.	Purchases of Equity Securities By Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 15.

Item 16.	Controls and Procedures.

(a)	The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.
(b)	There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Portfolios

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: February 7, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: February 7, 2025

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: February 7, 2025

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)